UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Aristotle/Saul Global Opportunities Fund

Class I shares (ARSOX)

Aristotle International Equity Fund

Class I shares (ARSFX)

Aristotle Strategic Credit Fund

Class I shares (ARSSX)

Aristotle Value Equity Fund

Class I shares (ARSQX)

Aristotle Small Cap Equity Fund

Class I shares (ARSBX)

Aristotle Core Equity Fund

Class I shares (ARSLX)

ANNUAL REPORT

December 31, 2017

Aristotle Funds

Each a series of Investment Managers Series Trust

Table of Contents

Aristotle/Saul Global Opportunities Fund
Shareholder Letter	1
Fund Performance	13
Schedule of Investments	14
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Aristotle International Equity Fund
Shareholder Letter	22
Fund Performance	31
Schedule of Investments	32
Statement of Assets and Liabilities	36
Statement of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	39
Aristotle Strategic Credit Fund
Shareholder Letter	40
Fund Performance	46
Schedule of Investments	48
Statement of Assets and Liabilities	55
Statement of Operations	56
Statements of Changes in Net Assets	57
Financial Highlights	58
Aristotle Value Equity Fund
Shareholder Letter	59
Fund Performance	66
Schedule of Investments	67
Statement of Assets and Liabilities	71
Statement of Operations	72
Statements of Changes in Net Assets	73
Financial Highlights	74
Aristotle Small Cap Equity Fund
Shareholder Letter	75
Fund Performance	84
Schedule of Investments	85
Statement of Assets and Liabilities	90
Statement of Operations	91
Statements of Changes in Net Assets	92
Financial Highlights	93
Aristotle Core Equity Fund
Shareholder Letter	94
Fund Performance	103
Schedule of Investments.	104
Statement of Assets and Liabilities	108
Statement of Operations	109
Statement of Changes in Net Assets	110
Financial Highlights	111
Notes to Financial Statements	112
Report of Independent Registered Public Accounting Firm	125
Supplemental Information	127
Expense Examples	137

This report and the financial statements contained herein are provided for the general information of the shareholders of the Aristotle Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.aristotlefunds.com

Aristotle/Saul Global Opportunities fund	2017 Annual Commentary

Summary

❖	Another tip-of-the-hat to our employee-owned firm: 7 years, $15.1 billion, 95 employees.

❖	Buffett on cigar butts: Insights into why our investment process starts with quality.

❖	Klarman on catalysts: A case study of our investment in Baxter International

❖	Performance Review: The Aristotle/Saul Global Opportunities Fund returned 15.29% at NAV for the year ending December 31, 2017; while the MSCI ACWI Index (Net) returned 23.97% over the same period. Over the last three years, the Fund delivered an annualized total return of 8.69% at NAV. Strong stock selection was offset by positioning headwinds relative to the MSCI ACWI Index (Net) that returned 9.30%. The Fund exposed shareholders to nearly 1/3 less risk (loss deviation) than the Index.

❖	Investment Activity: During the fourth quarter, four new investments were added and three holdings were eliminated from the Fund.

❖	From the Horse’s Mouth: Recent insights from company management teams.

❖	Market Observations (page 4): Capital controls in China have intensified, India declared a war on cash, U.S. natural gas exports are on the rise, and global debt levels continue to hit new highs.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

Dear Fellow Shareholders,

Two years ago, we began our fourth quarter 2015 letter with a tip-of-the-hat to our employee-owned firm, as it celebrated its five-year anniversary in its current form. At the end of 2015, Aristotle Capital Management, LLC (Aristotle Capital) managed over $9.2 billion in assets and had grown to 68 employees. Just a couple years later, our firm manages over $15.1 billion in assets and has grown to 95 employees, including our 17-person investment team. While the investment management industry has always been competitive, the past few years have been particularly intense, which makes us all the more proud of the responsibility that clients are increasingly granting us to shepherd wealth during these fascinating times for markets.

While performance across most of Aristotle Capital’s strategies has been strong over the medium to long term, in some cases exceptionally so, it will not always be the case in the short term. It is to be expected that a portfolio will fall out of sync with the market from time to time. That is why we put so much effort into describing our approach to investing, with an emphasis on why we invest the way we do and why we believe it is the optimal way to achieve attractive returns in the public markets.

What follows is an explanation of why our investment process starts with quality and why we require a fundamental catalyst before investing. We believe that our focus on these two characteristics differentiates us from our value- oriented peers.

FOR MORE INFORMATION, PLEASE CONTACT: Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle/Saul Global Opportunities fund	2017 Annual Commentary

“Time is the friend of the wonderful business, the enemy of the mediocre.”

The quote above and excerpt below are from Berkshire Hathaway’s 1989 Shareholder Letter, one of Warren Buffett’s most significant letters. He walks us through some of the mistakes he made during his first 25 years at Berkshire and lays out a roadmap for the evolution of his investment approach:

“If you buy a stock at a sufficiently low price, there will usually be some hiccup in the fortunes of the business that gives you a chance to unload at a decent profit, even though the long-term performance of the business may be terrible. I call this the “cigar butt” approach to investing. A cigar butt found on the street that has only one puff left in it may not offer much of a smoke, but the “bargain purchase” will make that puff all profit.

Unless you are a liquidator, that kind of approach to buying businesses is foolish. First, the original “bargain” price probably will not turn out to be such a steal after all. In a difficult business, no sooner is one problem solved than another surfaces - never is there just one cockroach in the kitchen. Second, any initial advantage you secure will be quickly eroded by the low return that the business earns ... Time is the friend of the wonderful business, the enemy of the mediocre.

I could give you other personal examples of “bargain-purchase” folly but I’m sure you get the picture: It’s far better to buy a wonderful company at a fair price than a fair company at a wonderful price. Charlie understood this early; I was a slow learner. But now, when buying companies or common stocks, we look for first-class businesses accompanied by first-class managements.”

These statements by Buffett would have made Benjamin Graham roll over in his grave, and they highlight an inflection point in the evolution of his investment approach. All three Aristotle Global Opportunities Portfolio Managers also began their careers more closely following the deep value principles of investing first developed by Graham in the 1920s. However, we too evolved, some more slowly than others.

While valuation is an essential factor in our investment process, we prefer to buy good or improving companies at attractive valuations as opposed to mediocre companies at fire sale prices. We are focused on long-term investments in companies with what we believe to be sustainable competitive advantages, attractive fundamentals and experienced management teams. Over time, our investment team strives to develop strong relationships with management teams and a deep understanding of their business. If our analysis of the quality and durability of the company is correct and we have been disciplined about the price we pay, we believe time should work in our favor. In our opinion, investors with a long-term perspective can sleep soundly at night knowing that the companies they own control their destiny irrespective of market fluctuations.

Aristotle/Saul Global Opportunities fund	2017 Annual Commentary

Compelling Catalysts: A case study of Baxter International

While patience and a long-term view are defining characteristics of our approach at Aristotle Capital, we also require a fundamental catalyst before investing. We believe that unless one is a private equity or activist investor that implements or advocates for change to improve the business, buying a company without a catalyst is akin to an investment strategy based on hope.

The quote below is an excerpt from Margin of Safety by Seth Klarman, a successful and well-respected value investor:

“Value investors are always on the lookout for catalysts. While buying assets at a discount from underlying value is the defining characteristic of value investing, the partial or total realization of underlying value through a catalyst is an important means of generating profits. Furthermore, the presence of a catalyst serves to reduce risk. If the gap between price and underlying value is likely to be closed quickly, the probability of losing money due to market fluctuations or adverse business developments is reduced. In the absence of a catalyst, however, underlying value could erode; conversely, the gap between price and value could widen with the vagaries of the market. Owning securities with catalysts for value realization is therefore an important way for investors to reduce the risk within their portfolios, augmenting the margin of safety achieved by investing at a discount from underlying value.”

Klarman is basically saying that identifying cheap stocks is not enough. The objective is to make money AND reduce risk. Therefore, a smart investor looks for catalysts. We agree. We target companies with room for improvement that are presently making the tough decisions that have the potential to act as catalysts and, therefore, to better position the companies for the future. If our analysis of improving business prospects is accurate, we reduce the probability of falling into a value trap, as we believe that stock prices eventually follow fundamentals.

In our opinion, Baxter International (Baxter) is a good example of a company that had several catalysts. Over the years, Baxter had been an investment in various Aristotle Capital’s strategies, but was sold in the third quarter of 2014. The company had executed well on most of the catalysts we had identified and much of the fundamental improvement seemed to be well recognized by others, so we chose to take our profits and step aside. We also had concerns about increasing competition in the company’s biotech and blood-product business, which treats patients with hemophilia. As is the case for most investments we exit, our research team continued to monitor the company. The team identified numerous new catalysts throughout 2015, which led to us to invest in the company once again in late 2015. These new catalysts included:

Catalyst #1: Spinoff of Baxalta. In summer 2015, Baxter completed its “split” into new Baxter plus newly formed Baxalta. The Baxalta entity comprised the bioscience portfolio, while the new Baxter included many of the hospital- supply products in which the company has long been a leader. While more mature than many of Baxalta’s products, what remained with the new Baxter was stable, predictable businesses that are essential components of patient care.

We have seen with many other businesses how smaller, more focused companies can add greater value (both for customers and shareholders) than they could as part of larger conglomerates. After the spinoff, both companies were able to focus their research and sales efforts using teams that are best suited for the specifics of each business. While we felt that both companies had the potential for favorable long-term prospects, we invested in the new Baxter, as there were signs that this part of the company, which contributed approximately one-third of Baxter’s profits before the spinoff, had been under-managed and we saw potential for significant room for improvement in margins.

Aristotle/Saul Global Opportunities fund	2017 Annual Commentary

Catalyst #2: Appointment of Joe Almeida as new CEO. The new Baxter required a cost-conscious CEO with a track record of optimizing a portfolio and transforming good companies into great ones. We were familiar with the capabilities of Joe Almeida, as various Aristotle Capital strategies had invested in his prior company Covidien, which was acquired by Medtronic in 2014.

Catalyst #3: On-going margin expansion. At the time of Almeida’s appointment, the new Baxter was earning sub- 10% operating margins on a pro-forma basis. Driven by portfolio optimization, cost cutting, innovative new products and market-share gains, the new management team initially set a target of 14% by 2020. Management subsequently increased this target multiple times, and the current target is 20% by 2020.

Catalyst #4: Improvement of financial flexibility. At the time of the Baxalta spinoff, Baxter’s net debt level was equivalent to 4x cash flow. After years of free cash flow generation and the monetization of the Baxalta stake, the company, which has significant capacity for leverage, now has no net debt.

At the time of our purchase, Baxter did not “screen cheap,” nor did it screen as a high-return business. A successful investor did not need to predict the future or hope for change. What was required was an understanding of the company’s competitive edge and its normalized earnings power, a recognition of the abilities of new management and most importantly, a long-term perspective. A short-term investor would likely have seen an unexciting, under- earning company and a valuation that was not compelling. We viewed Baxter as a good company on its way to becoming a great company, one that was trading at an attractive normalized valuation with numerous catalysts present.

While we take a private market approach to public markets and typically hold companies for three to five years, we do not take an “until death-do-us-part” attitude. One of the primary advantages public markets offer investors is liquidity. While Baxter looked to be hitting on all cylinders, our primary concern was: where do we go from here? Many of the catalysts the team identified in 2015 had been realized and recognized by the market. As such, we sold our investment in Baxter this quarter and have returned to monitoring the company from the sidelines.

2017 Performance Review

The Aristotle/Saul Global Opportunities Fund returned 4.55% at NAV in the fourth quarter and 15.29% in the year; while the MSCI ACWI Index (Net) returned 5.73% in the quarter and 23.97% in the year.

The largest contributors to relative performance in 2017 were stock selection in the Consumer Discretionary, Information Technology and Financials sectors. The largest detractors from relative performance were stock selection in the Energy sector, a cash position that averaged 10.1% and currency hedges.

Aristotle/Saul Global Opportunities fund	2017 Annual Commentary

2017 Largest Detractors to Fund Return

2017 Largest Contributors to Fund Return

The table below provides a detailed breakdown of contribution to the Fund’s absolute return for the quarter and trailing one-year periods:

	4Q17	2017
Europe/U.K.	1.26%	5.62%
U.S.	2.36%	5.55%
Japan	0.94%	1.95%
Emerging Markets	-0.04%	1.78%
Gold Related	0.04%	0.36%
Canada/Australia	-0.23%	-1.48%
Portfolio Contribution (Local)	4.33%	13.78%
Foreign Currency (Gross)	0.53%	4.54%
Foreign Currency Hedges	-0.06%	-2.03%
Currency Contribution (Net)*	0.47%	2.51%
Fees/Other	-0.25%	-1.00%
Total Net Return	4.55%	15.29%

*	Approximately 50% of developed markets currency exposure is systematically hedged through short-duration forward contracts.

We encourage investors to focus on three-year rolling returns when assessing performance. Over the last three years, the Fund delivered a respectable annualized total return of 8.69% at NAV, while the MSCI ACWI Index (Net) returned 9.30%. While achieving a market return is obviously not our objective, this was accomplished while exposing shareholders to nearly 1/3 less risk (loss deviation) than the market and in spite of a significant underweight to the best-performing country (United States) and sector (Information Technology).

Put another way, while portfolio positioning has been a headwind (for now), we are pleased to see that the team added substantial value through security selection.

Performance data quoted here represent past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

Aristotle/Saul Global Opportunities fund	2017 Annual Commentary

Investment Activity

During the year, nine new investments were added to and seven holdings were sold from the Fund.

2017 Fund Purchases		2017 Fund Sales
Heineken	The Netherlands Consumer Staples	Bank of America	United States Financials
Acadia Healthcare	United States Health Care	Richemont	Switzerland Consumer Discretionary
Goldcorp	Canada Gold Related	Hypermarcas	Brazil Health Care
Kroger	United States Consumer Staples	Newcrest Mining	Australia Gold Related
Marui Group	Japan Consumer Discretionary	Baxter International	United States Health Care
Amgen	United States Health Care	Sandfire Resources	Australia Materials
BBVA	Spain Financials	Stock Spirits Group	United Kingdom Consumer Staples
Hoshizaki	Japan Industrials
Tourmaline Oil	Canada Energy

One of our objectives is to clearly articulate our intent and actions to fellow shareholders. As such, below is a detailed explanation of select sales and purchases that we made this year.

Select Fund Sales

Sandfire Resources NL

During the fourth quarter, we sold the Fund’s position in Sandfire Resources. During a tough (cyclical) operating environment for copper producers, management did an admirable job ramping up production from the DeGrussa copper mine in Western Australia and has paid down all outstanding debt. However, we now have unanswered questions regarding the use of what we believe to be significant free cash generation and overseas ambitions, so we chose to sell, awaiting definitive evidence of the answers.

Aristotle/Saul Global Opportunities fund	2017 Annual Commentary

Newcrest Mining Limited

During the second quarter, we swapped the Fund’s position in Newcrest for Goldcorp. We felt it prudent to step aside on Newcrest while we gain a deeper understanding of the impacts of a seismic event that damaged Newcrest’s key asset in Australia. While the cost of the remediation appears to be low, we wanted to get a better understanding of the ground support conditions and potential changes to the mining plan. The earthquake happened on April 14 and as of the writing of this letter, the problem has not been resolved yet. Goldcorp has been on our “bench” for some time as we admired the new management team’s restructuring of the company.

Bank of America Corporation

During the second quarter, we sold the Fund’s position in Bank of America (BAML) and topped-up UBS and Erste Group. When we purchased UBS in the fourth quarter of 2016, we considered fully swapping for BAML at that time but instead chose to trim the position and continued to hold both companies as we did further research on them. After years of transforming itself, UBS is currently the only truly global wealth manager. As such, it participates in what is in our opinion the most attractive and profitable business within financial services. Given that may offer a more compelling risk-reward profile than Bank of America, particularly considering the 20-30% normalized valuation discount, we decided to sell Bank of America and top up UBS to a full position.

Select Fund Purchases

Aristotle/Saul Global Opportunities fund	2017 Annual Commentary

Aristotle/Saul Global Opportunities fund	2017 Annual Commentary

From the Horse’s Mouth

As opposed to our pontificating on what we think is going on around the world, we would like to share some recent tidbits of what companies in the “real world” are saying and doing:

Timothy S. Gitzel, CEO, Cameco Corporation: “We will leave our uranium in the ground and preserve the long- term value of one of our best assets for a time when its value is recognized…. At Cameco, we believe we are among the few who have shown real discipline and leadership in this market. We have taken action …. now, we’ve reduced our dividend and begun to rationalize production from our lowest cost operations, saving our resources for better days in the uranium market. We believe these actions will help to shield the company from the nearer-term risks we face and will reward shareholders for their continued patience and support of our strategy to build long-term value.”

Business Update Call – November 2017

Stuart Miller, CEO, Lennar Corporation: “Overall, we’ve continued to see strength in the housing market through the third quarter and have seen new orders, home deliveries, and margins continue to be in-line with or above our expectations. Generally speaking, in spite of the often noisy political environment, there continues to be a general sense of optimism in the market as jobs are being created across the country and wages are generally moving higher. The often discussed labor shortage in many sectors of the economy is translating into wage growth. And while much of the data collected by the government doesn’t seem to reflect significant wage growth, the customers visiting our Welcome Home Centers are reflecting an optimistic sentiment and an ability to afford today’s more expensive homes.”

Q3 2017 Earnings Call – October 2017

Paal Kibsgaard, CEO, Schlumberger Limited: “... the reduction in global oil inventories in the third quarter clearly demonstrates that the oil market is now imbalanced, which is creating the required foundation for a further increase in the oil price and the inevitable growth in global E&P investments. And while the timing and pace of the pending industry recovery is still not completely clear, we now see a number of converging market factors that make us increasingly positive about the outlook for our global business.”

Q3 2017 Earnings Call – October 2017

Alexander W. Gourlay, Co-COO, Walgreens Boots Alliance, Inc.: “We believe that the marketplace in America is inefficient and, therefore, there will be a phase of vertical integration. The consolidation on the horizontal level is more or less complete when you think of the various players in the chain with a handful of people in each part of the horizontal. So, it’s [CVS-Aetna deal] not a surprise…. What we are focusing on, which has always been our strategy, is to make ourselves really as efficient as we can to get a network as complete and as strong as we can as a pharmacy chain, and to make ourselves available and willing, both for strategic partnerships as well as commercial partnerships and be part of the change rather than react to the change.”

Credit Suisse Health Care Conference – November 2017

Aristotle/Saul Global Opportunities fund	2017 Annual Commentary

Conclusion

As always, we continue to focus our time on gaining a deeper understanding of businesses and industries and searching for new opportunities in what we believe to be unique and differentiated companies—companies in which we have a well-founded, differentiated view of the business or its earnings power.

We look forward to communicating with you again this year.

Warm regards,

Focus on the horizon, not the waves.

Source: www.harborhawaii.org

Gregory Padilla, CFA Principal, Portfolio Manager	Alberto Jimenez Crespo, CFA Principal, Portfolio Manager	Howard Gleicher, CFA CEO & CIO

Aristotle/Saul Global Opportunities fund	2017 Annual Commentary

Aristotle/Saul Global Opportunities Fund (Class I)

Performance Update						December 31, 2017
Total Return	4Q17	1 Year	2 Years	3 Years	5 Years	Annualized Since Inception (3/30/12)	Gross/Net Expense Ratio
ARSOX Class I	4.55%	15.29%	14.44%	8.69%	7.13%	6.52%	1.33% / 1.00%
MSCI ACWI Index (Net)	5.73%	23.97%	15.64%	9.30%	10.80%	10.03%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2019, to the extent that the total annual operating expenses do not exceed 0.98% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings in the last 12 months are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, short sales, derivatives, below-investment-grade bonds, convertible securities and ETFs.

Aristotle/Saul Global Opportunities fund	2017 Annual Commentary

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards.

Investments in emerging markets involve even greater risks. The use of short sales and ETFs may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales and futures contracts leverages the Fund’s portfolio. The Fund’s use of leverage can make the Fund more volatile and magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative may not correlate with the underlying securities or other securities held directly by the Fund. Such risks include gains or losses that, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Definitions:

•	The MSCI All Country World Index (ACWI) captures large and mid capitalization representation across 23 developed markets and 21 emerging markets countries. With over 2,400 constituents, the Index covers approximately 85% of the global investable equity opportunity set.
•	You cannot invest directly into an index.

The volatility (beta) of the Fund may be greater or less than that of the benchmark. An investor cannot invest directly in this index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

The companies identified herein are examples of holdings and are subject to change without notice. The companies have been selected to help illustrate the investment process described herein. A complete list of holdings is available upon request. This information should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any of the holdings listed have been or will be profitable, or that investment decisions made in the future will be profitable. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs.

As of December 31, 2017, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Samsung Electronics, 4.62%; Microsoft Corp., 3.95%; LVMH Moēt Hennessy Louis Vuitton, S.A., 3.28%; Ameriprise Financial, Inc., 3.13%; Agnico Eagle Mines, Ltd., 3.01%; Danaher Corp., 3.01%; Experian plc, 2.99%; Kubota Corp., 2.85%; The Kroger Company, 2.81%; Vivendi S.A., 2.80%.

Aristotle/Saul Global Opportunities Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI). Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2017	1 Year	5 Years	Since Inception	Inception Date
Aristotle/Saul Global Opportunities Fund – Class I	15.29%	7.13%	6.52%	03/30/12
MSCI ACWI	23.97%	10.80%	10.03%	03/30/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 1.33% and 1.00%, respectively, which were the amounts stated in the current prospectus dated May 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.98% of the average daily net assets of Class I shares of the Fund. This agreement is in effect until April 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle /Saul Global Opportunities Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2017

Number of Shares		Value

	Common Stocks – 94.2%
	Austria – 2.5%
62,700	Erste Group Bank A.G. *	$2,716,323

	Canada – 10.5%
70,300	Agnico Eagle Mines Ltd.	3,246,454
185,000	Cameco Corp.	1,708,711
150,000	Goldcorp, Inc.	1,915,500
123,000	Peyto Exploration & Development Corp.	1,470,716
102,500	Tourmaline Oil Corp.*	1,857,558
334,000	Uranium Participation Corp.*	1,123,962
		11,322,901
	France – 8.5%
24,250	Dassault Systemes	2,577,763
12,000	LVMH Moet Hennessy Louis Vuitton S.E.	3,533,477
112,300	Vivendi S.A.	3,021,078
		9,132,318
	Ireland – 2.2%
29,450	Medtronic PLC	2,378,088

	Japan – 14.6%
233,000	Astellas Pharma, Inc.	2,971,564
24,100	Hoshizaki Corp.	2,136,756
156,800	Kubota Corp.	3,074,769
77,300	Kurita Water Industries Ltd.	2,510,921
128,000	Marui Group Co., Ltd.	2,343,590
279,000	Toray Industries, Inc.	2,630,908
		15,668,508
	Korea (Republic of-South) – 4.6%
2,550	Samsung Electronics Co., Ltd.	4,978,282

	Mexico – 1.5%
923,000	Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	1,626,545

	Netherlands – 2.3%
24,200	Heineken N.V.	2,524,245

	Spain – 1.6%
201,000	Banco Bilbao Vizcaya Argentaria S.A.	1,715,277

	Sweden – 2.0%
102,500	Assa Abloy A.B. - Class B	2,129,195

	Switzerland – 5.5%
1,280	Givaudan S.A.	2,957,989
162,500	UBS Group A.G. *	2,991,534
		5,949,523
	United Kingdom – 3.0%
145,800	Experian PLC	3,220,316

Aristotle /Saul Global Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Number of Shares		Value

	Common Stocks (Continued)
	United States – 35.4%
59,400	Acadia Healthcare Co., Inc.*	$1,938,222
19,900	Ameriprise Financial, Inc.	3,372,453
12,200	Amgen, Inc.	2,121,580
34,900	Danaher Corp.	3,239,418
106,400	Kinder Morgan, Inc.	1,922,648
110,400	Kroger Co.	3,030,480
38,600	Lennar Corp. - Class A	2,441,064
772	Lennar Corp. - Class B	39,897
11,600	Martin Marietta Materials, Inc.	2,564,064
49,750	Microsoft Corp.	4,255,615
49,400	Mondelez International, Inc. - Class A	2,114,320
32,750	National Fuel Gas Co.	1,798,302
39,500	PayPal Holdings, Inc.*	2,907,990
22,000	PPG Industries, Inc.	2,570,040
24,100	Schlumberger Ltd.	1,624,099
29,700	Walgreens Boots Alliance, Inc.	2,156,814
		38,097,006
	Total Common Stocks (Cost $83,574,744)	101,458,527

Principal Amount

	Short-Term Investments – 7.1%
$7,630,839	UMB Money Market Fiduciary, 0.010%[1]	7,630,839

	Total Short-Term Investments (Cost $7,630,839)	7,630,839

	Total Investments – 101.3% (Cost $91,205,583)	109,089,366
	Liabilities in Excess of Other Assets – (1.3)%	(1,361,683)

	Total Net Assets – 100.0%	$107,727,683

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sale Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Sold	Value at Settlement Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Australian Dollars	Citibank	AUD per USD	March 01, 2018	(827,767)	$(651,829)	$(645,799)	$6,030
Australian Dollars	Citibank	AUD per USD	March 01, 2018	827,767	645,824	645,799	(25)
British Pound	Citibank	GBP per USD	March 01, 2018	561,322	756,551	759,451	2,900
British Pound	Citibank	GBP per USD	March 01, 2018	(1,742,917)	(2,266,359)	(2,358,112)	(91,753)
Canadian Dollars	Citibank	CAD per USD	March 01, 2018	(4,223,534)	(3,349,398)	(3,362,720)	(13,322)
Canadian Dollars	Citibank	CAD per USD	June 01, 2018	(3,031,601)	(2,361,389)	(2,415,754)	(54,365)
Euro	Citibank	EUR per USD	March 01, 2018	(3,130,235)	(3,760,552)	(3,770,193)	(9,641)
Euro	Citibank	EUR per USD	June 01, 2018	(3,626,647)	(4,349,775)	(4,394,713)	(44,938)
Japanese Yen	Citibank	JPY per USD	March 01, 2018	(230,314,001)	(2,105,909)	(2,050,790)	55,119
Japanese Yen	Citibank	JPY per USD	June 01, 2018	(649,426,853)	(5,842,432)	(5,814,446)	27,986
Sweden Krona	Citibank	SEK per USD	June 01, 2018	(8,652,155)	(1,045,984)	(1,065,382)	(19,398)
Swiss Franc	Citibank	CHF per USD	March 01, 2018	(381,037)	(401,126)	(392,807)	8,319
Swiss Franc	Citibank	CHF per USD	June 01, 2018	(2,372,422)	(2,440,630)	(2,463,352)	(22,722)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(27,173,008)	$(27,328,818)	$(155,810)

AUD - Australian Dollars

CAD - Canandian Dollars

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Sweden Krona

CHF - Swiss Franc

See accompanying Notes to Financial Statements.

Aristotle /Saul Global Opportunities Fund

SUMMARY OF INVESTMENTS

As of December 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Materials	14.7%
Financials	13.8%
Industrials	12.1%
Health Care	11.7%
Technology	11.0%
Consumer Staples	10.6%
Energy	8.0%
Consumer Discretionary	7.8%
Communications	2.8%
Utilities	1.7%
Total Common Stocks	94.2%
Short-Term Investments	7.1%
Total Investments	101.3%
Liabilities in Excess of Other Assets	(1.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017

Assets:
Investments, at value (cost $91,205,583)	$109,089,366
Receivables:
Investment securities sold	2,076,319
Fund shares sold	16,259
Dividends and interest	146,253
Unrealized appreciation on forward foreign currency exchange contracts	100,354
Prepaid expenses	1,455
Total assets	111,430,006

Liabilities:
Payables:
Foreign cash due to custodian	1,546,955
Investment securities purchased	1,727,205
Unrealized depreciation on forward foreign currency exchange contracts	256,164
Fund shares redeemed	15,001
Advisory fees	73,274
Auditing fees	18,999
Fund administration fees	17,379
Fund accounting fees	16,693
Transfer agent fees and expenses	16,256
Custody fees	5,004
Trustees deferred compensation (Note 3)	609
Trustees' fees and expenses	400
Chief Compliance Officer fees	382
Accrued other expenses	8,002
Total liabilities	3,702,323

Net Assets	$107,727,683

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$90,297,790
Accumulated net investment loss	(635,478)
Accumulated net realized gain on investments and foreign currency transactions	335,457
Net unrealized appreciation (depreciation) on:
Investments	17,883,783
Forward foreign currency exchange contracts	(155,810)
Foreign currency translations	1,941
Net Assets	$107,727,683

Class I:
Shares of beneficial interest issued and outstanding	8,106,114
Net asset value per share	$13.29

See acompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $112,780)	$1,704,816
Interest	1,009
Total investment income	1,705,825

Expenses:
Advisory fees	897,740
Fund administration fees	110,542
Fund accounting fees	65,185
Transfer agent fees and expenses	60,581
Custody fees	32,119
Registration fees	22,115
Auditing fees	19,498
Legal fees	17,301
Shareholder reporting fees	9,001
Trustees' fees and expenses	7,399
Chief Compliance Officer fees	4,551
Miscellaneous	2,599
Insurance fees	1,402
Total expenses	1,250,033
Advisory fees waived	(272,495)
Net expenses	977,538
Net investment income	728,287

Realized and Unrealized Gain (Loss) on Investments, Forward foreign currency exchange contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	1,061,283
Forward foreign currency exchange contracts	(816,002)
Foreign currency transactions	23,661
Net realized gain	268,942
Net change in unrealized appreciation/depreciation on:
Investments	13,654,099
Forward foreign currency exchange contracts	(736,166)
Foreign currency translations	2,106
Net change in unrealized appreciation/depreciation	12,920,039
Net realized and unrealized gain on investments,
forward foreign currency exchange contracts and foreign currency	13,188,981
Net Increase in Net Assets from Operations	$13,917,268

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase in Net Assets from:
Operations:
Net investment income	$728,287	$437,001
Net realized gain on investments, forward foreign currency exchange contracts
and foreign currency transactions	268,942	1,057,401
Net change in unrealized appreciation/depreciation on investments,
forward foreign currency exchange contracts and foreign currency translations	12,920,039	7,694,860
Net increase in net assets resulting from operations	13,917,268	9,189,262

Distributions to Shareholders:
From net investment income	(566,209)	(518,262)
Total distributions to shareholders	(566,209)	(518,262)

Capital Transactions:
Class I:
Net proceeds from shares sold	30,014,366	23,279,935
Reinvestment of distributions	262,605	261,108
Cost of shares redeemed[1]	(16,578,299)	(14,222,667)
Net increase in net assets from capital transactions	13,698,672	9,318,376

Total increase in net assets	27,049,731	17,989,376

Net Assets:
Beginning of period	80,677,952	62,688,576
End of period	$107,727,683	$80,677,952

Accumulated net investment income (loss)	$(635,478)	$20,689

Capital Share Transactions:
Class I:
Shares sold	2,440,021	2,133,415
Shares reinvested	20,107	22,963
Shares redeemed	(1,317,386)	(1,297,198)
Net increase in capital share transactions	1,142,742	859,180

[1]	Net of redemption fee proceeds of $1,353 and $5,068, respectively.

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.59	$10.27	$10.62	$11.64	$10.09
Income from Investment Operations:
Net investment income[1]	0.09	0.07	0.09	0.20	0.13
Net realized and unrealized gain (loss) on investments	1.68	1.33	(0.30)	(1.06)	1.75
Total from investment operations	1.77	1.40	(0.21)	(0.86)	1.88

Less Distributions:
From net investment income	(0.07)	(0.08)	(0.14)	(0.15)	(0.22)
From net realized gain	-	-	-	(0.01)	(0.11)
Total distributions	(0.07)	(0.08)	(0.14)	(0.16)	(0.33)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$13.29	$11.59	$10.27	$10.62	$11.64

Total return[3]	15.29%	13.60%	(1.97)%	(7.41)%	18.72%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$107,728	$80,678	$62,689	$46,659	$15,108

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.25%	1.31%	1.41%	1.54%	2.51%
After fees waived and expenses absorbed	0.98%	1.06%[5]	1.10%	1.06%[4]	0.87%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.46%	0.33%	0.56%	1.24%	(0.44)%
After fees waived and expenses absorbed	0.73%	0.58%	0.87%	1.72%	1.20%

Portfolio turnover rate	27%	39%	51%	67%	24%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective April 1, 2014, the Fund’s advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.10% of average daily net assets of the Fund. Prior to April 1, 2014,the annual operating expense limitation was 1.25%. In addition, the Fund’s advisor agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) above 0.85%.
[5]	Effective September 1, 2016, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.98% of average daily net assets of the Fund. Prior to September 1, 2016, the annual operating expense limitation was 1.10%.

See accompanying Notes to Financial Statements.

Aristotle International Equity fund	2017 Annual Commentary

Dear Fellow Shareholders,

The global economy continued to perform well in 2017, and the equity markets responded accordingly. All 45 of the world’s major economies tracked by the Organization for Economic Cooperation and Development (OECD) are now showing synchronized economic expansion for the first time in a decade. This pickup in growth, as well as increasing corporate profits, has resulted in a meaningful increase in global asset prices. The closing of 2017 marks the completion of the tenth year of Aristotle Capital managing international equity portfolios. We thought we would use this opportunity to look back at the global equity markets over this past decade, and a selection of results can be seen in the table below. While most equity markets performed well in 2017, there were numerous standouts, including the emerging markets which returned more than 37%, as measured by the MSCI Emerging Markets Index (net), with major contributions from China, South Korea and India. While impressive for 2017, it is interesting to note that over longer periods of time (e.g. the last five and ten years,) the developed markets have meaningfully outperformed the emerging markets. Looking at the MSCI All Country World index, which represents both developed and emerging markets, we see a one year return of roughly 24%, which is quite impressive, and substantially above its three, five and ten year performance. Last year was the first time in the Index’s 30-year history that it was up every month of the year, which helps explain the 2017 returns.

Market(s)	MSCI Index	1 Year	3 Years	5 Years	10 Years
All Developed and Emerging	ACWI	23.97	9.30	10.80	4.65
Developed	World	22.40	9.26	11.64	5.03
Emerging	EM	37.28	9.10	4.35	1.68
Developed (ex USA)	EAFE	25.03	7.80	7.90	1.94
Developed and Emerging (ex USA)	ACWI ex USA	27.19	7.83	6.80	1.84
United States	USA	21.19	10.61	14.98	7.83
Japan	Japan	23.99	11.62	11.16	3.17
United Kingdom	UK	22.30	4.14	5.21	1.55
Germany	Germany	27.70	8.78	8.68	1.79
France	France	28.75	10.49	8.95	1.05
China	China	54.07	12.74	9.90	2.98
India	India	38.76	8.69	8.87	0.49

Source: Factset
All numbers are net returns and percentages for periods ended December 31, 2017.

Past performance is not indicative of future results. Please see important disclosures at the end of this document.

Pro-growth measures have accelerated European economic activity and improved the economic malaise that gripped the eurozone for a decade. During the last quarter of the year, European Commission forecasts for the euro area were updated to reflect stronger growth than previously forecasted in a majority of European Union countries. Data also showed eurozone companies creating jobs at the fastest pace in 17 years. Despite this uptick in economic activity, the equity markets in developed Europe performed only slightly better than developed markets in Asia. Political dynamics in some parts of Europe, however, overshadowed the growth story. In December, a snap general election in Catalonia’s parliament, in which three separatist groups won a narrow majority of votes, gave fresh life to an independent Catalan state. The events weighed on Spanish markets towards the end of the year. In Germany, nearly four months after the September election, the country is still without a governing coalition. Talks of a return of the “grand coalition” between the Christian Democrats and the center-left Social Democrats have not yet materialized in an alliance. Meanwhile, progress was made on Brexit negotiations. The United Kingdom and European Union have agreed on the first phase of the “divorce” issues facing the two sides. While challenges remain, markets have cheered the developments.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT: Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle International Equity fund	2017 Annual Commentary

Equity markets in developed Asia were among the strong performers for the year. Buoyed by strong corporate earnings and renewed business and consumer confidence, Japanese markets have had a very impressive five-year run, returning more than 17% on an annualized basis in local currency terms. The world’s third-largest economy extended its growth streak to seven consecutive quarters, the longest streak since 2001. However, to put things in perspective, Japanese equity markets are only marginally above where they were trading 30 years ago, and have only returned 3.3% in yen terms over the last decade. Exports have been central to Japan’s recovery, and exchange rates have provided a tailwind. Supportive monetary policy has injected vast amounts of liquidity into the financial system and driven the yen lower. Markets were also encouraged by political stability not witnessed in Japan in decades. Prime Minister Shinzō Abe scored a resounding victory in Japan’s parliamentary elections, which he called for in September to capitalize on his recent popularity. With a renewed mandate, Mr. Abe may continue to push for more structural reform and other policies intended to spur economic growth.

Supported by earnings growth, accelerating trade and rising commodity prices, the rally in emerging markets continued. Fourth quarter gains capped a robust year for performance. For the year, U.S. investors received an impressive 37.3%, as measured by the MSCI Emerging Markets Index (net), roughly 15% more than investors saw in the MSCI World Index (net), which returned 22.4%, and is comprised of companies based in “developed” markets. However, as mentioned earlier, from a longer-term perspective, emerging markets have underperformed developed markets (in U.S. dollars) in each of the trailing three-, five- and ten-year periods. Among the BRIC countries, China and India were the clear winners. China’s 19th Party Congress laid out a plan for balancing financial risks while delivering slightly lower, but still very substantial, GDP growth. Meanwhile, a strong earnings outlook helped the MSCI India Index (net) gain 30.5% in local currency (38.8% in U.S. dollars). The Indian economy is expected to surpass the United Kingdom and France to become the world’s fifth largest in 2018.

In the last quarter of the year, commodities rallied. Oil prices rose to their highest level since mid-2015, with Brent crude futures touching $67 a barrel. Oil was boosted in part by expectations of an extension in OPEC-led production cuts, political tensions between Iran and Saudi Arabia, and an outage in Libya following an attack by militants on a gas pipeline. Gold advanced in late December to finish the year over $1,300 an ounce, while copper prices rose to a four-year high, ending 2017 up approximately 30%.

Aristotle International Equity fund	2017 Annual Commentary

Performance Review

For the year, the Aristotle International Equity Fund returned 22.64% at NAV (in U.S. dollar terms), underperforming the 25.03% total return of the MSCI EAFE Index (net).

The primary source of the Fund’s underperformance for the year relative to the MSCI EAFE Index (net) was security selection. Relative sector weights, the by-product of our bottom-up stock selection decisions, did not have a material impact on relative performance. Security selection in the Energy sector, combined with a small overweight to the sector, negatively impacted returns. Security selection in Utilities also detracted relative value, as did a 4% exposure to cash. Security selection in the Consumer Discretionary, Financials and Real Estate sectors, combined with an overweight to the Real Estate sector, added value and partially mitigated the relative underperformance.

2017 Top Contributors to Fund Return	2017 Top Detractors to Fund Return
Nidec Corporation	Schlumberger
LVMH Moët Hennessy Louis Vuitton	Coca-Cola European Partners
DBS Group Holdings	Astellas Pharma
Samsonite International	Cameco Corporation
Heineken	AES Corporation

Two of the worst performers during the year were U.S.-based Schlumberger Ltd., a leading oil field services company, and Canada-based Cameco Corporation, the world's largest publicly traded uranium company.

Schlumberger was negatively impacted by continued uncertainty in the Energy sector. Oil prices volatility, combined with lack of clarity as to where long-term prices will settle, hampered demand for the company’s services and consequently put downward pressure on the price of Schlumberger’s shares. We continue to believe that the company’s focus on cost-management measures, on technology-driven growth and on positioning itself for the long term will ultimately benefit shareholders. Continued uncertainty surrounding global demand for uranium impacted the share price of Cameco. In addition, ongoing delays surrounding the reactivation of Japanese reactors, following their shutdown after the events in Fukashima in 2011, continue to weigh on the company’s share price, as does their recent legal skirmish with Tokyo Electric Power Company.

Two of the best performers during the year were Japan-based Nidec Corporation, a maker of electric motors and related components, and Luxembourg-based, Samsonite International S.A.

Nidec shares advanced as the company experienced increased demand for its wide range of products, including power-efficient motors utilized in various industries. In addition, margin expansion is occurring more quickly than anticipated as Nidec successfully integrates Leroy-Somer, which was acquired earlier this year. Samsonite’s shares benefited not only from strong sales and solid earnings reported for 2016, but also from the successful, and ongoing, integration of its $1.8 billion acquisition of rival luggage maker Tumi.

Aristotle International Equity fund	2017 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2017 Fund Purchases		2017 Fund Sales
Givaudan	Switzerland Materials	Mondelēz International	United States Consumer Staples
Akzo Nobel	The Netherlands Materials	Medtronic	Ireland Health Care
Westfield Corporation	Australia Real Estate	National Grid	United Kingdom Utilities
Coca-Cola European Partners	United Kingdom Consumer Staples

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a purchase we made in the Fund this year.

Westfield Corporation

Based in Australia, Westfield Corporation is a global shopping mall operator with 35 locations throughout the United Kingdom and United States. The company was created in 2014 as a result of Westfield Group separating its Australian and New Zealand businesses from the company’s United States and United Kingdom operations. The corporation undertakes ownership, development, design, construction, asset management, property management leasing and marketing activities for the centers that it operates. We purchased our shares in the third quarter and, during the fourth quarter, the company reached an agreement to be sold to Paris based Unibail-Rodamco, creating the world’s largest mall operator. The offer price represented an 18% premium to the prior closing price, validating our belief that the shares were undervalued. At present, we continue to hold our shares in Westfield while we study the outlook for the combined firm.

High-Quality Business

•	Prime locations and hard-to-replicate assets provide significant barriers to entry;
•	Strong tenant mix, high occupancy rates and higher sales productivity drive higher rents;
•	Seasoned management team with decades of property development experience; and
•	A strong financial position and a robust development pipeline.

Aristotle International Equity fund	2017 Annual Commentary

Attractive Valuation

•	Market is valuing the company at a discount to our estimate of net asset value;
•	We believe the current share valuation does not fully reflect the value of the development pipeline; and
•	A recent decline in company shares provided an opportunity for re-entry into a world-class mall developer and operator.

Compelling Catalysts

•	$9.8-billion retail development program, including $3.8 billion of current development activity in California, New York and London;
•	Westfield’s new development in Milan, which is expected to break ground in 2018, could become one of Italy’s largest retail destinations. Milan is one of Europe’s strongest and wealthiest markets but currently lacks high-quality retail space;
•	By 2020, Westfield will be operating flagship assets in some of the most affluent markets in the world, including New York, Los Angeles, San Francisco, Silicon Valley, Milan and London;
•	Expansion into residential development in locations adjacent to existing malls; and
•	Increasing rents and portfolio pruning in the markets in which Westfield operates.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

The favorable global economic and earnings backdrop will likely remain supportive of equities in the near term. However, certain market tailwinds are beginning to fade, including optimism about near-term U.S. fiscal stimulus and ultra-loose global monetary policy. In the United States, the implementation of President Trump’s pro-growth agenda had a rocky start, and the Fed, in addition to raising interest rates, recently announced that it would begin reducing the size of its balance sheet. Early market reaction to recently passed tax reform has been positive, as quantification of the benefits is gradually being shared by many public companies both in the U.S. and abroad. The People’s Bank of China has also been tightening its monetary policy, and the European Central Bank, the Bank of England and the Bank of Canada have all hinted that they might start removing liquidity. Furthermore, complex “Brexit” negotiations are underway, and important elections are approaching overseas. The manner in which these developments unfold could potentially disrupt what have been unusually strong—and unusually calm—markets. Geopolitical tensions also remain a concern, particularly rising tensions between the United States and North Korea.

As we look out over the global investment universe, we continue to see a better opportunity set outside of the U.S., but not because we are bearish on the United States. After a nine-year S&P 500 Index rally, we are cognizant of the fact that forward earnings multiples are above their long-term averages, and that the S&P 500 is up 295% since the bottom, in 2009. While this valuation level is nowhere near as “expensive” as it was in March 2000 (immediately prior to a 49% drop over the next three years,) it is well above the previous peak in October 2007, which preceded the global financial crisis, when prices dropped 57% in less than two years. On a more positive note, outside of the U.S., equities are priced slightly below their long-term averages and have increased “only” 127% during that same time frame.

Aristotle International Equity fund	2017 Annual Commentary

While we remain cognizant of the macro and geopolitical landscape, we recognize that many of these events are unpredictable and play a very small part in what we do as stewards of your capital. At Aristotle Capital, we choose to direct the vast majority of our efforts toward activities within our control—that is, studying and identifying unique businesses that have the potential to thrive regardless of the environment. Despite the large and growing pools of capital that are being invested based on the long list of companies that happen to be in an index, we believe that investing in 30 to 40 of the best companies, run by competent capital allocators, at prices below their intrinsic value, is a strategy that will stand the test of time. We also believe that our knowledge of businesses around that globe and a patient and methodical approach to investing provide us the greatest potential to add value for our clients over the long run.

Sean Thorpe Principal, Portfolio Manager	Geoffrey Stewart, CFA Principal, Portfolio Manager	Howard Gleicher, CFA CEO & CIO

Aristotle International Equity fund	2017 Annual Commentary

Aristotle International Equity Fund (Class I)

Performance Update					December 31, 2017
Total Return	4Q17	1 Year	3 Years	Annualized Since Inception (3/31/14)	Gross/Net Expense Ratio
ARSFX Class I	3.74%	22.64%	6.71%	3.11%	2.44% / 0.94%
MSCI EAFE Index (Net)	4.23%	25.03%	7.80%	4.59%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2019, to the extent that the total annual operating expenses do not exceed 0.93% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings in the last 12 months are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, small-capitalization and mid-capitalization companies.

Aristotle International Equity fund	2017 Annual Commentary

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.

Definitions:

•	The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange (NYSE) and the NASDAQ
•	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
•	The MSCI ACWI Index captures large and mid cap representation across 23 developed market countries and 24 emerging markets countries. With approximately 2,500 constituents, the Index covers approximately 85% of the global investable equity opportunity set.
•	The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the United States) and 23 emerging markets countries. With over 1,800 constituents, the Index covers approximately 85% of the global equity opportunity set outside the United States.
•	The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With over 1,600 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country.
•	The MSCI Europe Index captures large and mid cap representation across 15 developed markets countries in Europe. With over 440 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization across the European developed markets equity universe.
•	The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
•	The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the U.S. market. With over 630 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in the United States.
•	The MSCI Spain Index is designed to measure the performance of the large and mid cap segments of the Spanish market. With over 20 constituents, the Index covers about 85% of the equity universe in Spain.
•	The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. With over 320 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in Japan.
•	The MSCI United Kingdom Index is designed to measure the performance of the large and mid cap segments of the U.K. market. With over 100 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in the United Kingdom.

Aristotle International Equity fund	2017 Annual Commentary

•	The MSCI Germany Index is designed to measure the performance of the large and mid cap segments of the German market. With over 60 constituents, the index covers about 85% of the equity universe in Germany.
•	The MSCI France Index is designed to measure the performance of the large and mid cap segments of the French market. With 80 constituents, the Index covers about 85% of the equity universe in France.
•	The MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings (e.g., ADRs). With over 150 constituents, the Index covers about 85% of this China equity universe.
•	The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With nearly 80 constituents, the Index covers approximately 85% of the Indian equity universe. These indices have been selected as the benchmarks and are used for comparison purposes only.

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2017, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Accenture plc, 3.76%; Nidec Corp., 3.53%; LVMH Moët Hennessy Louis Vuitton SE, 3.53%; Heineken NV, 3.50%; DBS Group Holdings Ltd., 3.40%; Brookfield Asset Management, Inc., 3.13%; UBS Group AG, 3.10%; Compass Group plc, 3.10%; Unilever NV, 3.02%; Experian plc, 2.98%.

Aristotle International Equity Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI Europe, Australian, Far East Index (MSCI EAFE). Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2017	1 Year	3 Years	Since Inception	Inception Date
Aristotle International Equity Fund – Class I	22.64%	6.71%	3.11%	03/31/14
MSCI EAFE Index	25.03%	7.80%	4.59%	03/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 2.44% and 0.94%, respectively, which were the amounts stated in the current prospectus dated May 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.93% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle International Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2017

Number of Shares		Value

	Common Stocks – 97.3%
	Australia – 2.9%
66,000	Westfield Corp. - REIT	$488,717

	Austria – 3.0%
11,400	Erste Group Bank A.G. *	493,877

	Canada – 4.1%
12,000	Brookfield Asset Management, Inc. - Class A	522,387
18,200	Cameco Corp.	168,100
—	Trisura Group Ltd.*	9
		690,496
	France – 8.3%
4,350	Dassault Systemes	462,403
2,000	LVMH Moet Hennessy Louis Vuitton S.E.	588,913
6,150	TOTAL S.A.	339,785
		1,391,101
	Germany – 5.3%
3,900	BASF S.E.	429,309
3,250	Siemens A.G.	452,949
		882,258
	Ireland – 3.8%
4,100	Accenture PLC - Class A	627,669

	Japan – 19.7%
25,000	Astellas Pharma, Inc.	318,837
17,500	KDDI Corp.	435,578
22,900	Kubota Corp.	449,058
21,200	Marui Group Co., Ltd.	388,157
4,200	Nidec Corp.	589,323
22,100	ORIX Corp.	373,547
16,500	Shinsei Bank Ltd.	285,409
46,800	Toray Industries, Inc.	441,314
		3,281,223
	Luxembourg – 2.9%
104,300	Samsonite International S.A.	479,255

	Mexico – 1.8%
172,700	Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	304,339

	Netherlands – 11.8%
4,800	Akzo Nobel N.V.	420,561
5,600	Heineken N.V.	584,123
8,900	Sensata Technologies Holding N.V.*	454,879
8,925	Unilever N.V.	502,848
		1,962,411

Aristotle International Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Singapore – 3.4%
30,500	DBS Group Holdings Ltd.	$566,673

	Spain – 2.6%
51,500	Banco Bilbao Vizcaya Argentaria S.A.	439,486

	Sweden – 2.1%
17,200	Assa Abloy A.B. - Class B	357,289

	Switzerland – 10.7%
3,900	Cie Financiere Richemont S.A.	353,381
210	Givaudan S.A.	485,295
5,000	Novartis A.G.	422,781
28,100	UBS Group A.G.	517,305
		1,778,762
	United Kingdom – 11.1%
9,900	Coca-Cola European Partners PLC	394,515
23,900	Compass Group PLC	516,268
22,500	Experian PLC	496,962
4,850	Reckitt Benckiser Group PLC	453,047
		1,860,792
	United States – 3.8%
29,650	AES Corp.	321,109
4,550	Schlumberger Ltd.	306,625
		627,734
	Total Common Stocks (Cost $13,732,441)	16,232,082

Principal Amount

	Short-Term Investments – 3.0%
$492,780	UMB Money Market Fiduciary, 0.010%[1]	492,780

	Total Short-Term Investments (Cost $492,780)	492,780

	Total Investments – 100.3% (Cost $14,225,221)	16,724,862
	Liabilities in Excess of Other Assets – (0.3)%	(47,701)

	Total Net Assets – 100.0%	$16,677,161

Aristotle International Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	22.1%
Industrials	16.8%
Consumer Discretionary	14.0%
Consumer Staples	13.4%
Materials	10.7%
Technology	6.5%
Energy	4.9%
Health Care	4.4%
Communications	2.6%
Utilities	1.9%
Total Common Stocks	97.3%
Short-Term Investments	3.0%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017

Assets:
Investments, at value (cost $14,225,221)	$16,724,862
Receivables:
Fund shares sold	2,508
Dividends and interest	27,609
Due from Advisor	748
Prepaid expenses	7,006
Total assets	16,762,733

Liabilities:
Payables:
Shareholder servicing fees (Note 7)	4,009
Offering costs - Advisor	23,081
Auditing fees	19,492
Fund accounting fees	11,488
Fund administration fees	7,214
Transfer agent fees and expenses	6,800
Custody fees	4,039
Chief Compliance Officer fees	1,355
Trustees' fees and expenses	727
Trustees deferred compensation (Note 3)	583
Accrued other expenses	6,784
Total liabilities	85,572

Net Assets	$16,677,161

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$14,910,429
Accumulated net investment loss	(71,494)
Accumulated net realized loss on investments and foreign currency transactions	(662,515)
Net unrealized appreciation on:
Investments	2,499,641
Foreign currency translations	1,100
Net Assets	$16,677,161

Class I:
Shares of beneficial interest issued and outstanding	1,552,903
Net asset value per share	$10.74

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $29,084)	$344,028
Interest	55
Total investment income	344,083

Expenses:
Advisory fees	111,590
Fund accounting fees	44,789
Fund administration fees	41,143
Transfer agent fees and expenses	24,781
Custody fees	20,952
Auditing fees	19,998
Legal fees	18,914
Registration fees	15,509
Shareholder servicing fees (Note 7)	14,899
Trustees' fees and expenses	7,501
Chief Compliance Officer fees	5,013
Shareholder reporting fees	4,000
Miscellaneous	1,599
Insurance fees	701
Total expenses	331,389
Advisory fees waived	(111,590)
Other expenses absorbed	(90,078)
Net expenses	129,721
Net investment income	214,362

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	49,484
Foreign currency transactions	(495)
Net realized gain	48,989
Net change in unrealized appreciation/depreciation on:
Investments	2,490,326
Foreign currency translations	1,566
Net change in unrealized appreciation/depreciation	2,491,892
Net realized and unrealized gain on investments and foreign currency	2,540,881

Net Increase in Net Assets from Operations	$2,755,243

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$214,362	$174,920
Net realized gain (loss) on investments and foreign currency transactions	48,989	(340,497)
Net change in unrealized appreciation/depreciation on investments
and foreign currency transactions	2,491,892	419,432
Net increase in net assets resulting from operations	2,755,243	253,855

Distributions to Shareholders:
From net investment income	(237,585)	(182,108)
Total distributions to shareholders	(237,585)	(182,108)

Capital Transactions:
Class I:
Net proceeds from shares sold	3,923,837	4,200,234
Reinvestment of distributions	237,585	182,108
Cost of shares redeemed[1]	(774,452)	(5,770,361)
Net increase (decrease) in net assets from capital transactions	3,386,970	(1,388,019)

Total increase (decrease) in net assets	5,904,628	(1,316,272)

Net Assets:
Beginning of period	10,772,533	12,088,805
End of period	$16,677,161	$10,772,533

Accumulated net investment loss	$(71,494)	$(33,304)

Capital Share Transactions:
Class I:
Shares sold	395,072	495,413
Shares reinvested	22,350	20,485
Shares redeemed	(75,723)	(626,355)
Net increase (decrease) in capital share transactions	341,699	(110,457)

[1]	Net of redemption fee proceeds of $104 and $0, respectively.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period March 31, 2014* through December 31, 2014

	2017	2016	2015
Net asset value, beginning of period	$8.89	$9.15	$9.17	$10.00
Income from Investment Operations:
Net investment income[1]	0.15	0.12	0.09	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.86	(0.23)	(0.07)	(0.87)
Total from investment operations	2.01	(0.11)	0.02	(0.77)

Less Distributions:
From net investment income	(0.16)	(0.15)	(0.04)	(0.06)

Net asset value, end of period	$10.74	$8.89	$9.15	$9.17

Total return[2]	22.64%	(1.17)%	0.25%	(7.67)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,677	$10,773	$12,089	$1,618

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.38%	2.43%	4.22%	20.20%[4]
After fees waived and expenses absorbed	0.93%	1.05%[5]	1.10%	1.10%[4]

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.09%	(0.06)%	(2.13)%	(17.79)%[4]
After fees waived and expenses absorbed	1.54%	1.32%	0.99%	1.31%[4]

Portfolio turnover rate	10%	48%	86%	5%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Effective September 1, 2016, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.93% of average daily net assets of the Fund. Prior to September 1, 2016, the annual operating expense limitation was 1.10%.

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit fund	2017 Annual Commentary

Dear Fellow Shareholders,

Corporate credit markets continued to advance in 2017 as the drivers of performance remained in place, led by the strong corporate earnings environment. High yield bonds, bank loans and investment grade corporates all posted gains in 2017. For the year ending December 31, 2017, the Aristotle Strategic Credit Fund returned 4.35% at NAV, underperforming the 5.02% return of the Fund’s blended benchmark and the 6.92% return of the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index. The blended benchmark represents a blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index.

Corporate credit performed relatively well in 2017 as spreads tightened due to strong corporate earnings, an improving global economic backdrop and continued demand for yield.

The global synchronized economic upturn, strong corporate earnings and positive market technicals have remained key drivers of corporate credit performance. In the fourth quarter, favorable corporate tax reform further boosted market sentiment, despite an increase in intra-period volatility.

The U.S. Treasury yield curve flattened considerably during the year, with shorter-term rates rising on expectations that the Federal Reserve (Fed) would continue to increase its benchmark federal funds rate, which is forecast to rise another 50-75 basis points in 2018. The long end of the curve, on the other hand, has been supported by its yield pickup versus other global risk-free benchmarks, as significant quantitative easing by the European Central Bank and Bank of Japan has continued to restrain global financial market volatility and risk-free rates, despite the Fed’s gradual steps to scale back quantitative easing in the United States.

All three major sectors of the corporate credit market (high yield, bank loans and investment grade corporates) generated positive returns, led by the solid performance of BB/B-rated high yield bonds during the year.

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index returned 6.92% for the year. Gains in the high yield market were broad-based, with all major credit tiers and most industries advancing. Performance was driven by a combination of yield carry and additional spread tightening, as strong credit fundamentals and favorable technicals led to positive investor sentiment.

The Credit Suisse Leveraged Loan Index gained 4.25% for the year. Issuer fundamentals remained solid, and resurfacing interest rate concerns contributed significantly to performance towards the end of the year. CLO volume continued to be robust, further adding to the demand for bank loans during the year.

Investment grade credit, as measured by the Bloomberg Barclays Intermediate Corporate Index, gained 3.92% for the year, driven by yield carry and modest spread tightening. On a relative basis, commodity-oriented industries were among the strongest performers in the investment grade market, while notable laggards included Gaming, Lodging & Leisure; Consumer Products; and Banking.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT: Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Strategic Credit fund	2017 Annual Commentary

Performance Review

For the year ending December 31, 2017, the Aristotle Strategic Credit Fund returned 4.35% at NAV, underperforming the 5.02% return of the Fund’s blended benchmark and the 6.92% return of the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index.

The underperformance relative to its blended benchmark was mostly due to security selection in the Telecommunications, Chemicals and Transportation industries. An overweight to the Consumer Products industry, as well as underweights in the Energy and Metals & Mining industries also detracted value relative to the blended benchmark. On the other hand, sector rotation somewhat aided relative performance due to an overweight to high yield bonds and an underweight to investment grade corporate bonds. The Fund’s performance also benefited from security selection in Technology, Pharmaceuticals and Consumer Products and an underweight to Retailers & Restaurants.

Outlook

We believe that the corporate credit market will continue to be well supported by solid credit fundamentals and an improving global economic backdrop. Higher interest rates and valuation levels remain the chief concerns as we move throughout the year and contribute to our expectations of a coupon-like return environment in 2018 (although bank loans should provide greater protection from interest rate increases relative to bonds with more rate sensitivity).

Economic data released late in the year continued to give indications that global economic growth is improving and broad-based. Strength in the U.S. economy is being led by improving corporate profits, a strong labor market and increasing consumer and business confidence. Overall, domestic economic growth enjoyed a solid 2017 and appears poised to continue its momentum in 2018. Likewise, global gross domestic product (GDP) growth showed positive signs in 2017 and forward expectations for 2018 have generally been revised upward, most notably in the eurozone and select emerging economies. Although we are in the early stages of a shift toward tighter monetary policy across the globe, overall financial conditions remain stimulative and generally supportive of further economic growth and additional gains in risk assets.

At the micro level, credit fundamentals remained on solid footing as 2017 came to a close, and we expect this to be the case as we move through 2018. We believe corporate earnings to continue their strong growth and solid cash flow generation to positively impact credits moving forward, contributing to the favorable backdrop for corporate credit. From a technical standpoint, the low interest rate environment around the globe, in our opinion, will continue to support demand for assets with attractive yields, including corporate credit. Additionally, we expect net new issuance in the high yield market to remain low and refinancing activity to continue, which would provide a further technical boost to below investment grade issues.

Aristotle Strategic Credit fund	2017 Annual Commentary

While the overall backdrop for corporate credit remains supportive, rising interest rates, which went from a potential concern to more of a reality as 2017 progressed, should be top of mind for investors going forward. While nearly all indications suggest the Federal Reserve (Fed) will be deliberate in its efforts to scale back quantitative easing, the pacing and magnitude of interest rate increases could lead to intermittent volatility in 2018. If the economy continues to gain momentum and inflationary pressures increase, this could raise more concerns that the Fed will become more aggressive in tightening, which could further impact asset prices. However, it is our belief that the Fed will remain patient in order to minimize any disruption to capital markets. In the near term, we expect short-term rates to continue to rise, and longer-term rates to rise more modestly. Over the longer term, we expect the curve to shift modestly higher as inflation expectations increase and real interest rates (which have been significantly distorted by global central bank actions) slowly rise as monetary policies around the globe move further down the path of normalization. We believe that, in this environment, credit risk has superior risk/reward characteristics relative to interest rate risk.

The Fund remains overweight higher yielding credit sectors, with a greater emphasis on floating rate loans, and underweight investment grade corporates. We continue to emphasize U.S. credits and remain focused on bottom-up opportunities given the market’s overall valuation levels.

As of December 31, the Fund was composed of 44.0% bank loans, 33.8% high yield bonds and 19.4% investment grade corporates, with the balance in cash. These allocations are consistent with our goal of positioning the Fund with less interest rate sensitivity and more credit risk than the benchmark. We continue to favor high yield bonds and bank loans, but will likely continue to be more conservatively positioned within these two sectors. We continue to emphasize domestic issuers, since we believe the U.S. economy is on the most solid footing; however, stronger economic growth off shore has led us to slightly increase our allocation to issuers with overseas revenue exposure. Additionally, we remain intensely focused on bottom-up opportunities given relatively full valuations in the credit markets. The Fund’s significant active exposures at year-end included overweights in the Transportation, Gaming & Lodging, Automotive & Captive Finance and Real Estate industries and underweights in the Banking, Utilities, Media Entertainment and Food, Beverage & Tobacco industries.

Douglas Lopez, CFA Principal, Portfolio Manager	Terence Reidt, CFA Principal, Portfolio Manager

Aristotle Strategic Credit fund	2017 Annual Commentary

Aristotle Strategic Credit Fund (Class I)

Performance Update					December 31, 2017
Total Return	4Q17	1 Year	3 Years	Annualized Since Inception (12/31/14)	Gross/Net Expense Ratio
ARSSX Class I	0.85%	4.35%	4.17%	4.17%	3.18% / 0.62%
Blended Benchmark*	0.58%	5.02%	4.52%	4.52%	N/A
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index	0.40%	6.92%	5.87%	5.87%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2018, to the extent that the total annual operating expenses do not exceed 0.62% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

*Blended benchmark represents a blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this commentary were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Credit makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Credit reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations made in the last 12 months are available upon request.

Aristotle Strategic Credit fund	2017 Annual Commentary

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in fixed income securities, high yield bonds, bank loans, foreign securities and emerging markets.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. The Strategic Credit Fund’s investments in assignments of bank loans may create substantial risk. Although the Strategic Credit Fund expects it will invest in senior and secured bank loans, the Fund may invest in unsecured or subordinated loans. In addition, the Fund may invest in secured and unsecured participations in bank loans. These bank loans will generally be rated below investment grade. Foreign securities have additional risks including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks.

Definitions:

•	The Fund is benchmarked to a blend of three indices: 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.
•	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The Index limits the maximum exposure to any one issuer to 2%.
•	The Bloomberg Barclays Intermediate Corporate Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The Index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility and financial institutions.
•	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

Aristotle Strategic Credit fund	2017 Annual Commentary

•	The Bloomberg Barclays U.S. Bank Loan Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million funded loan, a minimum term of one year, and a minimum initial spread of LIBOR+125.
•	Treasuries are negotiable debt obligations of the U.S. government secured by its full faith and credit and issued at various schedules and maturities.
•	The Federal Funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The Federal Funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market.
•	A collateralized loan obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans.

The volatility (beta) of the Fund may be greater or less than the benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2017, the Fund’s top 10 holdings and their weight as a percent of total net assets were: NVA Holdings Inc. Loan, 4.833% Due 08-14-21, 4.45%; Ortho Clinical Diagnostics Inc. Loan, 5.083% Due 06-30-21, 3.36%; Midas Intermediate Holdco II, LLC. Loan, 4.083% Due 08-18-21, 3.35%; Allied Universal Holdco Loan, 5.083% Due 07-28-22, 2.89%; Presidio Inc. Loan, 4.600% Due 02-02-22, 2.58%; Air Canada Loan, 3.568% Due 10-06-23, 2.56%; Communications Sales & Leasing Inc., 4.350%, 10-22-24, 2.18%; Dynacast International LLC Loan, 4.583%, 01-28-22, 1.97%; Univar USA Inc. Loan, 3.838%, 07-01-24, 1.92%; Resolute Investment Managers Inc. Loan, 4.613%, 04-30-22, 1.78%.

Aristotle Strategic Credit Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Aristotle Blended Index and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index. Results include the reinvestment of all dividends and capital gains.

The Aristotle Blended Index is a blend of three indices: 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate U.S. Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The index limits the maximum exposure to any one issuer to 2%. The Bloomberg Barclays Intermediate U.S. Corporate Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. These indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2017	1 Year	3 Years	Since Inception	Inception Date
Aristotle Strategic Credit Fund – Class I	4.35%	4.17%	4.17%	12/31/14
Aristotle Blended Index*	5.02%	4.52%	4.52%	12/31/14
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index	6.92%	5.87%	5.87%	12/31/14

*	Blended benchmark represents a blend of blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

Aristotle Strategic Credit Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 3.18% and 0.62%, respectively, which were the amounts stated in the current prospectus dated May 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.62% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2017

Principal Amount		Value

	Bank Loans – 44.2%
	Communications – 3.6%
$89,325	Sprint Communications, Inc. 4.125% (US LIBOR+250 basis points), 2/2/2024[1,2,3]	$89,403
110,790	Windstream Services LLC 5.500% (US LIBOR+400 basis points), 3/29/2021[1,2,3]	104,397
67,921	Zayo Group LLC 3.802% (US LIBOR+225 basis points), 1/19/2024[1,2,3]	68,226
		262,026
	Consumer Discretionary – 16.1%
184,538	Air Canada 3.745% (US LIBOR+225 basis points), 10/6/2023[1,2,3,4]	185,729
211,238	Allied Universal Holdco LLC 5.443% (US LIBOR+375 basis points), 7/28/2022[1,2,3]	209,884
94,050	Avis Budget Car Rental LLC 3.700% (US LIBOR+200 basis points), 3/15/2022[1,2,3]	94,203
78,000	Churchill Downs, Inc. 2.000% (US LIBOR+200 basis points), 12/27/2024[1,2,3,6,7]	78,195
92,376	Eldorado Resorts, Inc. 3.750% (US LIBOR+225 basis points), 4/17/2024[1,2,3]	92,563
96,188	Federal-Mogul Corp. 5.230% (US LIBOR+375 basis points), 4/15/2021[1,2,3]	97,036
90,000	Goodyear Tire & Rubber Co. 3.500% (US LIBOR+200 basis points), 4/30/2019[1,2,3]	90,449
242,538	Midas Intermediate Holdco II LLC 4.443% (US LIBOR+275 basis points), 8/18/2021[1,2,3]	242,992
79,784	TI Group Automotive Systems LLC 4.069% (US LIBOR+250 basis points), 6/30/2022[1,2,3]	80,333
		1,171,384
	Consumer Staples – 4.4%
319,937	NVA Holdings, Inc. 5.193% (US LIBOR+350 basis points), 8/14/2021[1,2,3]	323,003

	Financials – 4.0%
127,355	Resolute Investment Managers, Inc. 4.943% (US LIBOR+325 basis points), 4/30/2022[1,2,3]	129,266
163,103	Uniti Group, Inc. 4.569% (US LIBOR+300 basis points), 10/24/2022[1,2,3]	157,955
		287,221
	Health Care – 4.7%
94,288	Change Healthcare Holdings LLC 4.319% (US LIBOR+275 basis points), 3/1/2024[1,2,3]	94,565
242,462	Ortho-Clinical Diagnostics, Inc. 5.443% (US LIBOR+375 basis points), 6/30/2021[1,2,3]	243,388
		337,953

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Principal Amount		Value

	Bank Loans (Continued)
	Industrials – 2.0%
$141,906	Dynacast International LLC 4.943% (US LIBOR+325 basis points), 1/28/2022[1,2,3]	$142,970

	Materials – 1.9%
138,603	Univar USA, Inc. 4.069% (US LIBOR+250 basis points), 7/1/2024[1,2,3]	139,246

	Technology – 7.5%
121,237	Aricent Technologies 5.972% (US LIBOR+450 basis points), 4/14/2021[1,2,3,4]	121,843
71,616	CommScope, Inc. 3.380% (US LIBOR+200 basis points), 12/29/2022[1,2,3]	72,078
45,000	Impala Private Holdings II LLC 5.700% (US LIBOR+400 basis points), 11/14/2024[1,2,3]	44,841
24,098	Informatica Corp. 5.193% (US LIBOR+350 basis points), 8/5/2022[1,2,3]	24,216
90,000	Maxar Technologies Ltd. 4.100% (US LIBOR+275 basis points), 10/4/2024[1,2,3,4]	90,562
186,285	Presidio LLC 4.585% (US LIBOR+325 basis points), 2/2/2022[1,2,3]	187,217
		540,757
	Total Bank Loans (Cost $3,188,733)	3,204,560

	Corporate Bonds – 53.1%
	Communications – 9.5%
95,000	AT&T, Inc. 5.250%, 3/1/2037[2]	100,474
60,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.750%, 1/15/2024[2]	61,650
35,000	CenturyLink, Inc. 6.450%, 6/15/2021	35,350
75,000	Discovery Communications LLC 5.200%, 9/20/2047[2]	78,279
66,000	DISH DBS Corp. 5.000%, 3/15/2023	62,370
55,000	Hughes Satellite Systems Corp. 7.625%, 6/15/2021	60,775
75,000	McClatchy Co. 9.000%, 12/15/2022[2]	78,188
75,000	Sprint Corp. 7.875%, 9/15/2023	79,875
52,000	T-Mobile USA, Inc. 6.000%, 4/15/2024[2]	55,120

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Principal Amount		Value

	Corporate Bonds (Continued)
	Communications (Continued)
$90,000	Windstream Services LLC 7.750%, 10/15/2020[2]	$76,050
		688,131
	Consumer Discretionary – 9.5%
49,000	Allegiant Travel Co. 5.500%, 7/15/2019	50,286
43,760	American Airlines 2016-3 Class A Pass-Through Trust 3.250%, 4/15/2030	43,651
85,000	Boyd Gaming Corp. 6.375%, 4/1/2026[2]	91,587
70,000	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. 5.375%, 6/1/2024[2]	73,150
35,000	Goodyear Tire & Rubber Co. 4.875%, 3/15/2027[2]	35,831
50,000	Griffon Corp. 5.250%, 3/1/2022[2]	50,500
50,000	Pinnacle Entertainment, Inc. 5.625%, 5/1/2024[2]	53,500
45,000	PVH Corp. 4.500%, 12/15/2022[2]	46,004
50,000	Quad/Graphics, Inc. 7.000%, 5/1/2022	51,750
	RR Donnelley & Sons Co.
5,000	7.000%, 2/15/2022	5,163
70,000	6.500%, 11/15/2023	67,200
40,000	Starbucks Corp. 3.750%, 12/1/2047[2]	40,541
39,000	Summit Materials LLC / Summit Materials Finance Corp. 6.125%, 7/15/2023[2]	40,560
40,000	United Rentals North America, Inc. 5.750%, 11/15/2024[2]	42,100
		691,823
	Energy – 8.0%
90,000	Boardwalk Pipelines LP 5.950%, 6/1/2026[2]	100,391
46,000	Energen Corp. 4.625%, 9/1/2021[2]	46,575
90,000	Enterprise Products Operating LLC 5.084% (LIBOR 3 Month+371 basis points), 8/1/2066[2,5]	90,000
45,000	Gulfport Energy Corp. 6.000%, 10/15/2024[2]	45,000
45,000	Murphy Oil Corp. 6.875%, 8/15/2024[2]	48,038

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Principal Amount		Value

	Corporate Bonds (Continued)
	Energy (Continued)
$65,000	Range Resources Corp. 5.750%, 6/1/2021[2]	$67,437
35,000	RSP Permian, Inc. 5.250%, 1/15/2025[2]	35,875
40,000	Sabine Pass Liquefaction LLC 5.625%, 3/1/2025[2]	44,120
35,000	Southwestern Energy Co. 4.100%, 3/15/2022[2]	34,475
70,000	Unit Corp. 6.625%, 5/15/2021[2]	70,525
		582,436
	Financials – 14.4%
100,000	Brookfield Finance LLC 4.000%, 4/1/2024[2]	103,523
91,000	Capital One Financial Corp. 3.750%, 7/28/2026[2]	90,618
90,000	Discover Financial Services 3.850%, 11/21/2022	92,443
40,000	Equinix, Inc. 5.750%, 1/1/2025[2]	42,450
65,000	iStar, Inc. 6.500%, 7/1/2021[2]	67,519
90,000	JPMorgan Chase & Co. 5.000% (LIBOR 3 Month+332 basis points), 7/1/2019[2,5]	91,564
45,000	Kennedy-Wilson, Inc. 5.875%, 4/1/2024[2]	46,462
65,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc. 4.500%, 9/1/2026[2]	64,675
35,000	MPT Operating Partnership LP / MPT Finance Corp. 5.000%, 10/15/2027[2]	35,656
50,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 7/1/2021[2]	50,687
90,000	Prudential Financial, Inc. 5.875% (LIBOR 3 Month+418 basis points), 9/15/2042[2,5]	98,325
35,000	Realty Income Corp. 3.250%, 10/15/2022[2]	35,564
30,000	RHP Hotel Properties LP / RHP Finance Corp. 5.000%, 4/15/2021[2]	30,450
85,000	Synovus Financial Corp. 3.125%, 11/1/2022[2]	84,294

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Principal Amount		Value

	Corporate Bonds (Continued)
	Financials (Continued)
$80,000	Visa, Inc. 2.150%, 9/15/2022[2]	$78,888
30,000	Vornado Realty LP 3.500%, 1/15/2025[2]	29,926
		1,043,044
	Industrials – 3.9%
85,000	AECOM 5.125%, 3/15/2027[2]	86,585
50,000	Great Lakes Dredge & Dock Corp. 8.000%, 5/15/2022[2]	52,313
75,000	Meritor, Inc. 6.250%, 2/15/2024[2]	78,937
69,000	Triumph Group, Inc. 4.875%, 4/1/2021[2]	67,793
		285,628
	Materials – 6.2%
70,000	Louisiana-Pacific Corp. 4.875%, 9/15/2024[2]	72,275
83,000	Martin Marietta Materials, Inc. 4.250%, 12/15/2047[2]	82,126
100,000	Mercer International, Inc. 7.750%, 12/1/2022[2]	106,000
90,000	Mosaic Co. 3.250%, 11/15/2022[2]	89,212
90,000	U.S. Concrete, Inc. 6.375%, 6/1/2024[2]	96,525
		446,138
	Technology – 1.6%
126,000	Dell, Inc. 5.400%, 9/10/2040	114,975

	Total Corporate Bonds (Cost $3,816,223)	3,852,175

	Short-Term Investments – 2.4%
170,174	UMB Money Market Fiduciary, 0.010%[8]	170,174

	Total Short-Term Investments (Cost $170,174)	170,174

	Total Investments – 99.7% (Cost $7,175,130)	7,226,909

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Value

Other Assets in Excess of Liabilities – 0.3%	$24,453

Total Net Assets – 100.0%	$7,251,362

LP – Limited Partnership

[1]	Floating rate security.
[2]	Callable.
[3]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[4]	Foreign security denominated in U.S. dollars.
[5]	Variable rate security.
[6]	All or a portion of the loan is unfunded.
[7]	Denotes investments purchased on a when-issued or delayed delivery basis.
[8]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund

SUMMARY OF INVESTMENTS

As of December 31, 2017

Security Type/Sector	Percent of Total Net Assets
Bank Loans
Consumer Discretionary	16.1%
Technology	7.5%
Health Care	4.7%
Consumer Staples	4.4%
Financials	4.0%
Communications	3.6%
Industrials	2.0%
Materials	1.9%
Total Bank Loans	44.2%
Corporate Bonds
Financials	14.4%
Consumer Discretionary	9.5%
Communications	9.5%
Energy	8.0%
Materials	6.2%
Industrials	3.9%
Technology	1.6%
Total Corporate Bonds	53.1%
Short-Term Investments	2.4%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017

Assets:
Investments, at value (cost $7,175,130)	$7,226,909
Cash	4,419
Receivables:
Investment securities sold	93,920
Fund shares sold	498
Dividends and interest	59,218
Prepaid expenses	12,494
Total assets	7,397,458

Liabilities:
Payables:
Investment securities purchased	78,000
Auditing fees	20,498
Fund accounting fees	19,389
Offering costs - Advisor	8,270
Transfer agent fees and expenses	5,946
Fund administration fees	5,847
Legal fees	3,514
Custody fees	1,061
Trustees' Deferred compensation (Note 3)	581
Chief Compliance Officer fees	557
Trustees' fees and expenses	546
Accrued other expenses	1,887
Total liabilities	146,096

Net Assets	$7,251,362

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$7,556,092
Accumulated net investment income	60
Accumulated net realized loss on investments	(356,569)
Net unrealized appreciation on investments	51,779
Net Assets	$7,251,362

Class I:
Number of shares issued and outstanding	728,368
Net asset value per share	$9.96

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Investment Income:
Interest	$414,861
Total investment income	414,861

Expenses:
Fund accounting fees	85,681
Fund administration fees	34,945
Advisory fees	41,506
Auditing fees	20,998
Transfer agent fees and expenses	20,550
Registration fees	16,142
Legal fees	14,032
Custody fees	10,972
Trustees' fees and expenses	7,201
Chief Compliance Officer fees	4,552
Shareholder reporting fees	3,500
Miscellaneous	1,000
Insurance fees	701
Total expenses	261,780
Advisory fees waived	(41,506)
Other expenses absorbed	(165,519)
Net expenses	54,755
Net investment income	360,106

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	76,995
Net change in unrealized appreciation/depreciation on investments	(63,787)
Net realized and unrealized gain on investments	13,208

Net Increase in Net Assets from Operations	$373,314

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$360,106	$386,413
Net realized gain (loss) on investments	76,995	(207,741)
Net change in unrealized appreciation/depreciation
on investments	(63,787)	726,031
Net increase in net assets resulting from operations	373,314	904,703

Distributions to Shareholders:
From net investment income	(354,865)	(390,142)
Total distributions to shareholders	(354,865)	(390,142)

Capital Transactions:
Class I:
Net proceeds from shares sold	403,565	385,069
Reinvestment of distributions	354,864	390,142
Cost of shares redeemed	(2,664,806)	(455,069)
Net increase (decrease) in net assets from capital transactions	(1,906,377)	320,142

Total increase (decrease) in net assets	(1,887,928)	834,703

Net Assets:
Beginning of year	9,139,290	8,304,587
End of year	$7,251,362	$9,139,290

Accumulated net investment income	$60	$626

Capital Share Transactions:
Class I:
Shares sold	40,436	38,918
Shares reinvested	35,521	40,289
Shares redeemed	(267,091)	(46,829)
Net increase (decrease) in capital share transactions	(191,134)	32,378

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period Ended December 31, 2014*

	2017	2016	2015

Net asset value, beginning of period	$9.94	$9.36	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.41	0.43	0.45	-
Net realized and unrealized gain (loss) on investments	0.02	0.59	(0.69)	-
Total from investment operations	0.43	1.02	(0.24)	-
Less Distributions:
From net investment income	(0.41)	(0.44)	(0.40)	-

Net asset value, end of period	$9.96	$9.94	$9.36	$10.00

Total return[2]	4.35%	11.07%	(2.49)%	-%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,251	$9,139	$8,305	$250

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.96%	3.18%	3.11%	-%[4]
After fees waived and expenses absorbed	0.62%	0.62%	0.62%	-%[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.73%	1.88%	2.01%	-%[4]
After fees waived and expenses absorbed	4.07%	4.44%	4.50%	-%[4]
Portfolio turnover rate	69%	75%	88%	-%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Value Equity fund	2017 Annual Commentary

Dear Fellow Shareholders,

Global securities markets and the economy had a remarkably strong year. All 45 of the world’s major economies tracked by the Organization for Economic Cooperation and Development (OECD) are exhibiting synchronized economic expansion for the first time in a decade. In its latest Interim Economic Outlook, the OECD pointed out that, in 2017, the global economy was set to grow at its fastest clip since 2011, and global growth will likely continue in 2018 with all economies contributing. This global synchronization of expanding economies, among other reasons, has resulted in a rise across the board of global asset prices of most types.

For the first time ever, the S&P 500 Index delivered positive returns in each month of the calendar year, closing 2017 up 21.83%. A preference for growth stocks throughout much of the year boosted the technology-heavy NASDAQ, which returned 29.64%, and the Dow Jones Industrial Average pushed ahead, adding 28.11%. In a change from 2016, larger market capitalization companies led the smaller, and growth considerably outperformed value. The clear winners not only for the quarter but also the year were large cap growth stocks, as the Russell 1000 Growth Index returned 30.21%, while small cap value stocks, as measured by the Russell 2000 Value Index, added “just” 7.84%. Notably absent from the rally was volatility.

The CBOE Volatility Index (VIX), sometimes referred to as the “fear index,” registered 9 of the 10 lowest levels in its history during the year. While the long-term average for the VIX is approximately 20, it closed the year at 11.04.

Performance Review

The Aristotle Value Equity Fund posted a total return of 22.12% at NAV for the year ending December 31, 2017, outperforming the Russell 1000 Value Index, which rose 13.66%, and the S&P 500 Index, which gained 21.83% over the same period.

The Fund’s outperformance relative to the Russell 1000 Value Index over the period resulted primarily from security selection, although sector allocation also materially contributed to the outperformance. Security selection and an overweight in the Information Technology, Health Care and Consumer Discretionary sectors all contributed positively to relative return. Meanwhile, the primary detractor to relative return were stock selection in the Consumer Staples, Materials and Utilities sectors.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT: Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Value Equity fund	2017 Annual Commentary

2017 Top Contributors to Fund Return	2017 Top Detractors from Fund Return
Adobe Systems	Acadia Healthcare
AbbVie	Walgreens Boots Alliance
PayPal Holdings	EQT Corporation
Baxter International	Halliburton
Ameriprise Financial	Kroger

Two of the best performers during the year were Adobe Systems in Information Technology and Abbvie in Health Care.

Computer software company Adobe Systems saw its shares advance this year. Adobe reported record annual and fourth quarter revenues with strength in its Creative Cloud, Document Cloud and Experience Cloud offerings. In addition, the company is planning to engage in price optimization that will likely result in price increases for the first time in five years. We believe Adobe’s products and innovation in digital marketing allow its customers to deliver an appealing digital experience. These results are in line with our long-term catalysts for the company, which include the continued shift to a subscription model that has the potential to drive more engaged users, less piracy and improved profitability.

In 2017, AbbVie and rival Amgen reached a patent-dispute settlement delaying Amgen’s launch of a biosimilar version of HUMIRA in the United States until 2023, although Amgen will be able to launch its biosimilar in Europe in 2018. The settlement was structured as a license of AbbVie’s HUMIRA patents and requires Amgen to pay AbbVie a royalty on sales of its biosimilar. Approved to treat rheumatoid arthritis, psoriasis and Crohn’s disease, among other conditions, HUMIRA represents more than 60% of AbbVie’s total revenue and generates strong cash flow that helps fund the firm’s next generation of drugs.

Two detractors from relative performance included recently purchased Acadia Healthcare in Health Care and EQT Corporation in Energy.

Quarterly earnings rarely, if ever, impact our long-term view of company fundamentals, which we believe are the ultimate driver of stock prices. That being said, fourth quarter earnings and guidance for health care facility operator Acadia were slightly behind consensus expectations, causing a negative price reaction. The market seemed disappointed with slower-than-expected same-facility growth in the United States, a slowing of volumes and higher-than-expected wages in the United Kingdom. The U.K. wage issue represents what we view as one of the rare, tangible negative side effects of Brexit-related uncertainty, as slowing immigration has created a shortage of nurses. While the results were disappointing, we believe these disappointments will prove transitory in nature. We continue to view Acadia as a high-quality company with multiple catalysts available to close the now-larger discount to intrinsic value.

Aristotle Value Equity fund	2017 Annual Commentary

Shares of EQT Corporation, a natural gas producer and midstream operator, declined following the close of the previously announced acquisition of Rice Energy. Activist investors campaigned against the deal and ultimately were in the minority following the shareholder vote on November 9, 2017. It seems short-term market participants were disappointed with the results and exited, as more than 22 million shares traded hands on November 10, nearly 10% of shares outstanding. Later in the fourth quarter, EQT issued encouraging production and capital expenditure forecasts for 2018. We remain excited about EQT’s unique, low-cost natural gas reserves and extensive, growing midstream business, both of which we believe are enhanced following the Rice Energy acquisition.

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2017 Fund Purchases		2017 Fund Sales
Kroger	Consumer Staples	Texas Instruments	Information Technology
ANSYS	Information Technology	Deere & Co.	Industrials
Acadia Healthcare	Health Care	Coty	Consumer Staples
Capital One Financial	Financials	Time Warner	Consumer Discretionary
Johnson Controls	Industrials	M&T Bank	Financials
		Baxter International	Health Care

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a purchase we made in the Fund this year.

Johnson Controls

Johnson Controls is a global, diversified multi-industrial company serving a wide range of customers in more than 150 countries. The company competes in HVAC, fire & security products and services, and automotive batteries. Its product portfolio underwent significant change in 2016 after merging with Tyco International, bringing Tyco’s fire & security products and services into the Johnson Controls family.

While the company’s functional headquarters are in Milwaukee, the merger with Tyco was an inversion, which allowed Johnson Controls’ tax jurisdiction to be moved to Ireland. Following the merger with Tyco, and as part of Johnson Controls’ strategy to focus on its core growth platforms around buildings and energy, the company spun off Adient, which focuses on automotive seating.

Aristotle Value Equity fund	2017 Annual Commentary

High-Quality Business

Our process starts by identifying companies that meet our quality criteria. Johnson Controls possesses several characteristics we deem to be high quality, such as:

•	Leading shares in many of its businesses, including commercial building controls, commercial HVAC, automotive batteries (both “traditional” lead-acid and “new” absorbent glass mat lead-acid (AGM) used for start-stop engines) and commercial fire & security;
•	Strong partnerships with auto parts retailers, battery intellectual property and more than 50 manufacturing and distribution centers around the world can provide high barriers to entry in the battery segment; and
•	The HVAC and fire & security businesses generate product and installation revenue, as well as higher-margin service revenue on its installed base, making the company less cyclical.

Attractive Valuation

Once the necessary, though not sufficient, criterion of quality is met, we analyze the company’s valuation. Johnson Controls’ current valuation is reminiscent of what we would consider to be a “struggling” company, not one of a leader. We believe the current share price is not giving enough credit to the company’s transition from primarily an auto supplier to a multi-industry organization.

Compelling Catalysts

Catalysts that we believe have the potential to close Johnson Controls’ valuation gap over our three- to five-year time horizon include:

•	Margin improvement resulting from the merger with Tyco and productivity initiatives;
•	Growth in absorbent glass mat batteries for start-stop engines; these batteries have higher profits than conventional lead-acid batteries and Johnson Controls currently has a dominant share;
•	New CEO, George Oliver, comes from Tyco and, in our view, will be a more capable leader; and
•	FCF growth as capital expenditures in the Power Solutions segment (batteries) slow down and one-time charges abate.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Aristotle Value Equity fund	2017 Annual Commentary

Outlook

The goal of our investment team is to understand and uncover what we believe to be high-quality businesses by emphasizing detailed research on individual companies, while maintaining a long-term focus. While broad economic factors are taken into consideration as part of our analysis, we spend the majority of our efforts trying to identify what we believe to be unique companies that possess a combination of qualities that are both sustainable and difficult to reproduce.

Howard Gleicher, CFA CEO & CIO

Aristotle Value Equity Fund (Class I)

Performance Update				December 31, 2017
Total Return	4Q17	1 Year	Annualized Since Inception (8/31/16)	Gross/Net Expense Ratio
ARSQX Class I	6.00%	22.12%	20.29%	10.12% / 0.78%
Russell 1000 Value Index	5.33%	13.66%	15.36%	N/A
S&P 500 Index	6.64%	21.83%	19.28%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2019, to the extent that the total annual operating expenses do not exceed 0.78% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Aristotle Value Equity fund	2017 Annual Commentary

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations since the Fund’s inception date are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, ETFs, small-capitalization, mid-capitalization and large-capitalization companies and value stocks.

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards. The use of ETFs may cause the Fund to have higher expenses than those of other equity funds. Investments in emerging markets involve even greater risks. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. On the other hand, larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

Definitions:

•	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.
•	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

Aristotle Value Equity fund	2017 Annual Commentary

•	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•	The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower expected growth values.
•	The Dow Jones Industrial Average is a price weighted index that represents large and well-known U.S. companies.
•	The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite includes over 3,000 companies, more than most other stock market indexes.
•	The CBOE Volatility Index, known by its ticker symbol VIX, is a measure of the stock market's expectation of volatility implied by S&P 500 Index options, calculated and published by the Chicago Board Options Exchange (CBOE).

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2017, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Adobe Systems Inc., 4.11%; Bank of America Corp., 3.40%; Microsoft Corp., 3.31%; The Home Depot Inc., 3.27%; Microchip Technology Inc., 3.16%; Oshkosh Corp., 3.02%; Ameriprise Financial Inc., 2.99%; General Dynamics Corp., 2.93%; Danaher Corp., 2.88%; Martin Marietta Materials, Inc., 2.77%.

Aristotle Value Equity Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 1000 Value Index and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Value Index is a market capitalization-weighted index, meaning that the largest companies constitute the largest percentages in the index and will affect performance more than the smallest index members. The S&P 500 Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2017	6 Months	1 Year	Since Inception	Inception Date
Aristotle Value Equity Fund – Class I	10.30%	22.12%	20.29%	08/31/16
Russell 1000 Value Index	8.61%	13.66%	15.36%	08/31/16
S&P 500 Index	11.42%	21.83%	19.28%	08/31/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 10.12% and 0.78%, respectively, which were the amounts stated in the current prospectus dated May 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.78% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2017

Number of Shares		Value

	Common Stocks – 96.6%
	Consumer Discretionary – 6.0%
1,580	Home Depot, Inc.	$299,457
78	Lennar Corp. – Class B	4,031
3,900	Lennar Corp. - Class A	246,636
		550,124
	Consumer Staples – 11.8%
3,600	Archer-Daniels-Midland Co.	144,288
3,900	Coca-Cola Co.	178,932
6,400	Kroger Co.	175,680
3,950	Mondelez International, Inc. - Class A	169,060
3,800	Unilever N.V.[1]	214,016
2,800	Walgreens Boots Alliance, Inc.	203,336
		1,085,312
	Energy – 7.6%
2,700	EQT Corp.	153,684
3,010	Halliburton Co.	147,099
2,350	Phillips 66	237,702
900	Pioneer Natural Resources Co.	155,565
		694,050
	Financials – 24.5%
1,620	Ameriprise Financial, Inc.	274,542
29,000	Banco Bilbao Vizcaya Argentaria S.A. - ADR[1]	246,500
10,550	Bank of America Corp.	311,436
1,500	BOK Financial Corp.	138,480
2,140	Capital One Financial Corp.	213,101
1,400	Chubb Ltd.[1]	204,582
1,400	Cullen/Frost Bankers, Inc.	132,510
2,266	East West Bancorp, Inc.	137,841
294	First Republic Bank	25,472
1,700	JPMorgan Chase & Co.	181,798
20,400	Mitsubishi UFJ Financial Group, Inc. - ADR[1]	148,308
3,150	PayPal Holdings, Inc.*	231,903
		2,246,473
	Health Care – 14.2%
2,310	AbbVie, Inc.	223,400
4,300	Acadia Healthcare Co., Inc.*	140,309
1,440	Amgen, Inc.	250,416
2,850	Danaher Corp.	264,537
2,770	Medtronic PLC[1]	223,678

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Health Care (Continued)
2,400	Novartis A.G. - ADR[1]	$201,504
		1,303,844
	Industrials – 8.3%
1,320	General Dynamics Corp.	268,554
5,700	Johnson Controls International plc[1]	217,227
3,050	Oshkosh Corp.	277,214
		762,995
	Materials – 7.9%
3,100	DowDuPont, Inc.	220,782
1,150	Martin Marietta Materials, Inc.	254,196
2,100	PPG Industries, Inc.	245,322
		720,300
	Technology – 12.9%
2,150	Adobe Systems, Inc.*	376,766
1,430	ANSYS, Inc.*	211,054
3,300	Microchip Technology, Inc.	290,004
3,550	Microsoft Corp.	303,667
		1,181,491
	Utilities – 3.4%
11,300	AES Corp.	122,379
3,500	National Fuel Gas Co.	192,185
		314,564
	Total Common Stocks (Cost $7,854,077)	8,859,153

Principal Amount

	Short-Term Investments – 5.0%
$455,709	UMB Money Market Fiduciary, 0.010%[2]	455,709

	Total Short-Term Investments (Cost $455,709)	455,709

	Total Investments – 101.6% (Cost $8,309,786)	9,314,862
	Liabilities in Excess of Other Assets – (1.6)%	(144,925)

	Total Net Assets – 100.0%	$9,169,937

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	24.5%
Health Care	14.2%
Technology	12.9%
Consumer Staples	11.8%
Industrials	8.3%
Materials	7.9%
Energy	7.6%
Consumer Discretionary	6.0%
Utilities	3.4%
Total Common Stocks	96.6%
Short-Term Investments	5.0%
Total Investments	101.6%
Liabilities in Excess of Other Assets	(1.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017

Assets:
Investments, at value (cost $8,309,786)	$9,314,862
Receivables:
Dividends and interest	6,605
Due from Advisor	2,611
Prepaid expenses	5,996
Total assets	9,330,074

Liabilities:
Payables:
Investment securities purchased	107,978
Auditing fees	16,868
Offering costs - Related Parties	10,636
Fund accounting fees	7,412
Fund administration fees	6,095
Transfer agent fees and expenses	5,000
Custody fees	1,633
Trustees' fees and expenses	660
Trustees' deferred compensation (Note 3)	581
Chief Compliance Officer fees	65
Accrued other expenses	3,209
Total liabilities	160,137

Net Assets	$9,169,937

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$8,098,530
Accumulated net investment income	2,490
Accumulated net realized gain on investments	63,841
Net unrealized appreciation on investments	1,005,076
Net Assets	$9,169,937

Class I:
Shares of beneficial interest issued and outstanding	725,687
Net asset value per share	$12.64

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $1,841)	$91,683
Interest	24
Total investment income	91,707

Expenses:
Registration fees	39,753
Fund administration fees	37,653
Advisory fees	31,822
Fund accounting fees	28,299
Transfer agent fees and expenses	20,385
Auditing fees	18,498
Legal fees	14,501
Custody fees	14,210
Offering costs	13,508
Trustees' fees and expenses	7,501
Miscellaneous	5,724
Chief Compliance Officer fees	4,552
Shareholder reporting fees	3,500
Insurance fees	500
Total expenses	240,406
Advisory fees waived	(31,822)
Other expenses absorbed	(167,215)
Net expenses	41,369
Net investment income	50,338

Realized and Unrealized Gain on Investments:
Net realized gain on investments	98,707
Net change in unrealized appreciation/depreciation on investments	910,809
Net realized and unrealized gain on investments	1,009,516

Net Increase in Net Assets from Operations	$1,059,854

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Period August 31, 2016* through December 31, 2016
Increase in Net Assets from:
Operations:
Net investment income	$50,338	$6,661
Net realized gain on investments	98,707	704
Net change in unrealized appreciation/depreciation on investments	910,809	94,267
Net increase in net assets resulting from operations	1,059,854	101,632

Distributions to Shareholders:
From net investment income	(44,284)	(6,705)
From net realized gains	(39,848)	-
Total distributions to shareholders	(84,132)	(6,705)

Capital Transactions:
Class I:
Net proceeds from shares sold	5,669,432	2,470,120
Reinvestment of distributions	83,859	6,705
Cost of shares redeemed	(129,668)	(1,160)
Net increase in net assets from capital transactions	5,623,623	2,475,665

Total increase in net assets	6,599,345	2,570,592

Net Assets:
Beginning of period	2,570,592	-
End of period	$9,169,937	$2,570,592

Accumulated net investment income	$2,490	$59

Capital Share Transactions:
Class I:
Shares sold	483,471	245,503
Shares reinvested	6,774	638
Shares redeemed	(10,588)	(111)
Net increase in capital share transactions	479,657	246,030

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2017	For the Period August 31, 2016* through December 31, 2016
Net asset value, beginning of period	$10.45	$10.00
Income from Investment Operations:
Net investment income[1]	0.11	0.03
Net realized and unrealized gain on investments	2.20	0.45
Total from investment operations	2.31	0.48

Less Distributions:
From net investment income	(0.06)	(0.03)
From net realized gain	(0.06)	-
Total distributions	(0.12)	(0.03)

Net asset value, end of period	$12.64	$10.45

Total return[2]	22.12%	4.77%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,170	$2,571

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.53%	10.12%[4]
After fees waived and expenses absorbed	0.78%	0.78%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(2.80)%	(8.43)%[4]
After fees waived and expenses absorbed	0.95%	0.91%[4]

Portfolio turnover rate	14%	7%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity fund	2017 Annual Commentary

Dear Fellow Shareholders,

The small cap segment of the equity market, as measured by the Russell 2000 Index capped a strong 2017 in which the asset class returned 14.65% for the full calendar year. Small caps extended their streak of positive performance to seven quarters in a row, highlighting the relatively low level of volatility seen in recent periods. While the asset class continues to post healthy absolute returns, small caps underperformed large cap companies by 7.04% for the full calendar year (14.65% vs. 21.69% for the Russell 1000 Index) after outperforming by 9.26% in 2016.

Equity prices were yet again supported by a strong corporate earnings environment, both in the small cap and large cap markets. More recently, tax reform took center stage and added a boost of investor optimism towards the end of the year, as the new tax bill was signed into law at the end of December. Investor sentiment was also aided by further signs of a progressively healthier global economic backdrop.

At the sector level, ten of the eleven economic sectors in the Russell 2000 Index posted positive returns during the quarter, led by robust returns in the Consumer Discretionary (+35.71%) and Industrials (+19.66%) sectors. Information Technology (+17.01%) and Materials (+16.74%) also outperformed the overall index by a fairly high margin. Conversely, the Energy sector was the only sector to post a negative return for the year (-3.47%). While finishing the year in positive territory, the Real Estate (+3.79%), Telecommunication Services (+4.90%) and Consumer Staples (+5.01%) sectors were laggards.

Stylistically, growth outperformed value for the year, as evidenced by the Russell 2000 Growth Index’s total return of 22.17% versus the 7.84% total return of the Russell 2000 Value Index. The difference between the two styles in 2017 can be attributed to the strength of outperformance from Health Care, Industrials and Information Technology companies, which make up a larger portion of the growth index.

Performance Review

The Aristotle Small Cap Equity Fund posted a total return of 17.87% at NAV for the year ending December 31, 2017, outperforming the Russell 2000 Index, which rose 14.65% over the same period.

On a relative basis, the Fund’s holdings within the Industrials, Energy and Real Estate sectors added the most value. Holdings within the Health Care and Financials sectors were among the largest detractors, as was an overweight to the Energy sector.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT: Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Small Cap Equity fund	2017 Annual Commentary

2017 Top Contributors to Fund Return	2017 Top Detractors from Fund Return
Novanta	Envision Healthcare Corporation
Rogers Corporation	Customers Bancorp
CAI International	Matthews International Corporation
Merit Medical Systems	Electronics For Imaging
Quidel Corporation	Team, Inc.

Contributors

Novanta Inc. (NOVT), a manufacturer of precision photonics and motion control components and subsystems, appreciated due to strong organic and inorganic growth in its photonic, motion control and machine vision data collection segments. We maintain a position as we believe management’s efforts to broaden the product portfolio and focus on more technologically advanced offerings have positioned the company as a go-to partner for companies in the medical device and industrial technology industries.

Rogers Corporation (ROG), a global manufacturer of highly engineered products, including high-performance foams, printed circuit materials and power electronic solutions for the telecom, technology, manufacturing and auto industries, benefited from strong sales volumes across its core operating segments and acquisitions, along with successful implementation of operational efficiency initiatives. We maintain a position as we believe the company will benefit from continued innovation and internal cost savings initiatives intended to drive gross margin improvement.

CAI International, Inc. (CAI), a freight container leasing and management company, benefited from improved pricing and utilization trends driven by limited new container supply and strong demand. We maintain a position as we believe the company is well-positioned to capitalize on the long-term trend of shipping companies outsourcing container ownership to independent third parties such as CAI.

Merit Medical Systems, Inc. (MMSI), a manufacturer of disposable medical products used in interventional cardiology and radiology procedures, benefited from strong revenue growth driven by healthy new order activity across multiple business segments as well as positive performance of recently acquired assets. We maintain a position as we believe management will be successful in creating additional shareholder value through a continued shift towards more sophisticated, higher margin products.

Quidel Corporation. (QDEL), a developer and manufacturer of medical diagnostic tests, benefited from the announced acquisition of another company’s triage assets, an acquisition with several potential benefits for the firm. We maintain a position, as we believe this latest capital allocation decision should result in additional value for shareholders by broadening out the company’s diagnostic testing capabilities and reducing its exposure to the more volatile influenza market.

Aristotle Small Cap Equity fund	2017 Annual Commentary

Detractors

Envision Healthcare Corp. (EVHC), an owner and operator of ambulatory surgery centers and provider of physician practice management services, declined due to low industry-wide ER admittance volumes and integration challenges from a 2016 merger. We maintain a position, as we believe the company should benefit from greater focus after a recent divestiture of certain non-core assets. The company also continues to benefit from the secular trend of minimally invasive surgical procedures shifting to less-costly outpatient settings.

Customers Bancorp, Inc. (CUBI), a full-service bank with operations in the Northeast and Mid-Atlantic, declined due to issues related to the planned divestiture of the firm’s BankMobile division, including an initial delay caused by a prospective buyer’s inability to raise the required capital and a noisy earnings release as a result of several one-off chargers associated with the eventual divestiture. We maintain a position, as we believe additional shareholder value should be created through the company’s latest efforts to monetize its BankMobile division and its continued ability to deploy its excess capital through profitable lending.

Matthews International Corporation (MATW), a global supplier of brand marketing solutions and memorialization products, declined due to profit taking following the significant price appreciation in shares experienced in 2016, along with softer sales volumes in its memorialization business. We maintain the position as we believe shares are priced at a discount and management can continue to drive shareholder value through organic and inorganic growth.

Electronics for Imaging, Inc. (EFII), a manufacturer of digital printers, software and hardware, declined due to uncertainty surrounding an internal review of the company’s revenue recognition practices associated with the delivery of a customer order, along with weaker-than-anticipated fourth quarter results caused by delays in customer orders. While the company’s pipeline remains strong, these delays had a negative impact on its quarterly results. We maintain a position because we believe that the company’s fundamentals are solid and that the opportunity to harvest additional value from investments made over the past several years remains intact, as the long-term analog-to-digital printing transition continues.

Team, Inc. (TISI), a provider of specialty industrial services for the refining, petrochemical, power and pipeline industries, declined during the quarter, as end-market weakness has negatively impacted results and limited their ability to garner operating efficiencies from a recent acquisition. We maintain a position, as we believe an upswing in demand, company-specific cost efficiency initiatives and the eventual realization of synergies from a recent acquisition will allow the company to create value for shareholders.

Aristotle Small Cap Equity fund	2017 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2017 Fund Purchases		2017 Fund Sales
Banner Corporation	Financials	Cynosure	Health Care
Keane Group	Energy	Empire District Electric Company	Utilities
Team, Inc.	Industrials	Popeyes Louisiana Kitchen	Consumer Discretionary
Green Bancorp	Financials	The Bancorp	Financials
Community Healthcare Trust	Real Estate	Cardinal Financial Corporation	Financials
HMS Holdings	Health Care	Metaldyne Performance Group	Consumer Discretionary
		Multi Packaging Solutions International	Materials
		PrivateBancorp	Financials
		DigitalGlobe	Industrials
		PAREXEL International	Health Care

Purchases

Banner Corporation (BANR), a Washington-based commercial and retail bank, was added to the Fund. We believe management’s efforts to reduce its non-interest expenses and the potential for accretive acquisitions will help improve operating efficiency and create value for shareholders.

Keane Group, Inc. (FRAC), a provider of pressure pumping services to the oil and gas industry, was added to the Fund. We initiated a position as we believe the company is well positioned to increase its market share as demand for pressure pumping services continues to rebound.

Team, Inc. (TISI), a provider of specialty industrial services for the refining, petrochemical, power and pipeline industries, was added to the Fund. We believe improving underlying demand dynamics, margin expansion potential from a recent acquisition and company-specific operating efficiency initiatives have the potential to create shareholder value going forward.

Green Bancorp, Inc. (GNBC), a Texas-based commercial bank with full service branches in the Houston, Dallas and Austin areas, was added to the Fund. We initiated a position as we believe the company’s market share in its served markets should increase as new loan officers target lower risk non-energy and non-commercial real estate loan opportunities.

Aristotle Small Cap Equity fund	2017 Annual Commentary

Community Healthcare Trust (CHCT), a healthcare-focused REIT that invests in medical office buildings, ambulatory surgery centers, hospitals, physician clinics and other healthcare facilities, was added to the Fund. We initiated a position, as we believe the company’s focus on non-urban, secondary markets and a favorable demand outlook for healthcare services will allow for higher returns on invested capital and create value for shareholders.

HMS Holdings Corp. (HMSY), a healthcare technology company that provides cost-containment services to government and private healthcare payers and sponsors, was added to the Fund. We initiated a position, as we believe the company’s focus on cost-containment services and its ability to leverage its proprietary technology positions it well to create value for shareholders over the next several years.

Sales

Cynosure, Inc. (CYNO), a developer and marketer of noninvasive anesthetic treatment systems used by physicians, was removed from the Fund after being acquired by Hologic, a manufacturer of medical devices and products for women’s health services.

Empire District Electric Company (EDE), a Missouri-based electric utility, was removed from the Fund after being acquired by Algonquin Power, a Canada-based utility company.

Popeyes Louisiana Kitchen, Inc. (PLKI), an operator and franchisor of quick-service restaurants, was removed from the Fund after being acquired by Restaurant Brands International, a Canada-based multinational restaurant operator.

The Bancorp, Inc. (TBBK), a non-traditional branchless bank based in Delaware, was removed from the Fund based on our belief that ongoing credit quality issues would negatively impact the fundamentals of the business.

Cardinal Financial Corporation (CFNL), a bank holding company based in Virginia, was removed from the Fund after it was announced that the firm would be acquired by West Virginia-based United Bankshares.

Metaldyne Performance Group Inc. (MPG), a supplier of components to automobile manufacturers, was removed from the Fund by virtue of its acquisition by American Axle, an automobile components manufacturer based in Michigan.

Multi Packaging Solutions International Limited (MPSX), a manufacturer of specialty packaging products, was removed from the Fund by virtue of its acquisition by WestRock Company, a provider of paper and packaging solutions based in Georgia.

PrivateBancorp, Inc. (PVTB), an Illinois-based bank, was removed from the Fund after it was announced that the firm would be acquired by Canada-based CIBC.

Aristotle Small Cap Equity fund	2017 Annual Commentary

DigitalGlobe, Inc. (DGI), a provider of high-resolution satellite imaging services for the intelligence, commercial, environmental and industrial sectors, was removed from the Fund after being acquired by Maxar Technologies. Shares of Maxar Technologies were liquidated after the acquisition was completed.

PAREXEL International Corp. (PRXL), a contract research organization that provides outsourced clinical trial services to pharmaceutical and biotechnology companies, was removed from the Fund after being acquired by Pamplona Capital Management, a private equity firm, for cash.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

Coming into 2017, we believed there was room for further capital appreciation in the small and small/mid cap markets, although this was likely to be muted compared to what was experienced in the previous year. While we did not quite match the exceptionally high equity market returns of 2016, a strong corporate earnings environment and positive global economic momentum combined to help drive equity prices higher than what most market prognosticators had predicted. While volatility remained relatively low in 2017, the year was not without its usual challenges and various risks, such as geopolitical issues, the global unwinding of quantitative easing, commodity price volatility and political policy uncertainty. Additionally, given the length of the current bull market, many have asked our opinion on how much longer we think the market can run. While we are, by no means, market prognosticators, the company-specific insights that we have obtained through our bottom-up research lead us to believe that there is the opportunity for additional appreciation, especially for companies with solid fundamentals and compelling valuations.

We believe the economic backdrop in the United States remains supportive of corporate earnings, which are expected to continue their recent recovery and would provide additional support to higher equity prices. Given their greater exposure to domestic revenue sources and potential benefits from corporate tax reform, we also believe small and small/mid cap companies are better positioned fundamentally than large caps. With a reasonably favorable backdrop for small and small/mid cap companies, we continue to identify what we believe to be attractively valued, long-term investment opportunities. Additionally, as the Federal Reserve continues its gradual path towards interest rate normalization, and as company fundamentals and valuations become increasingly more important, we believe this development should be beneficial for fundamentally oriented, active managers.

Our current positioning is a function of our bottom-up security selection and our ability to identify what we view as attractive investment candidates, regardless of economic sector definitions. Recent purchases have been spread across industries and are idiosyncratic in nature, as opposed to being tied to an outlook for a particular sector. Overweights in Industrials and Information Technology are mostly a function of the performance of our holdings in these sectors over the past few years. Conversely, we continue to be underweight the Real Estate sector due to a lack of attractively valued opportunities, but we maintain exposure to certain companies in the space that we feel offer attractive upside potential with limited downside risk. The Fund remains underweight in Consumer Discretionary because we have been unable to identify compelling opportunities that fit our discipline. Given the longevity of the current bull market, we believe it is important to remain patient in identifying investment opportunities to ensure they offer a compelling risk-reward trade-off and a sufficient margin of safety. Furthermore, we remain focused on trying to understand the risks associated with each investment position within the context of our fundamentally oriented research process and managing those risks through a disciplined approach to portfolio construction and management.

Aristotle Small Cap Equity fund	2017 Annual Commentary

Dave Adams, CFA CEO, Portfolio Manager	Jack McPherson, CFA President, Portfolio Manager

Aristotle Small Cap Equity fund	2017 Annual Commentary

Aristotle Small Cap Equity Fund (Class I)

Performance Update				December 31, 2017
Total Return	4Q17	1 Year	Annualized Since Inception (10/30/15)	Gross/Net Expense Ratio
ARSBX Class I	0.65%	17.87%	14.70%	9.26% / 0.98%
Russell 2000 Index	3.34%	14.65%	15.38%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2027, to the extent that the total annual operating expenses do not exceed 0.90% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Boston makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Boston reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations since the Fund’s inception date are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in small-cap companies and ETFs.

Aristotle Small Cap Equity fund	2017 Annual Commentary

The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. The use of ETFs may cause the Fund to have higher expenses than those of other equity funds.

Definitions:

•	The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
•	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted and historical growth rates.
•	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher predicted and historical growth rates
•	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

The volatility (beta) of the Fund may be greater or less than its respective benchmark. It is not possible to invest directly in this index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2017, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: On Assignment Inc., 2.00%; Carter's Inc., 1.98%; Microsemi Corp., 1.82%; National Bank Holdings, 1.77%; Merit Medical Systems Inc., 1.71%; QTS Realty Trust Inc., 1.71%; Dycom Industries Inc., 1.69%; Hannon Armstrong Sustainable, 1.66%; AerCap Holdings NV, 1.62%; Quidel Corp., 1.61%.

Aristotle Small Cap Equity Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 2000 Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2017	1 Year	Since Inception	Inception Date
Aristotle Small Cap Equity Fund – Class I	17.87%	14.70%	10/30/15
Russell 2000 Index	14.65%	15.38%	10/30/15

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 9.26% and 0.98%, respectively, which were the amounts stated in the current prospectus dated May 1, 2017, as supplemented on August 31, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. Effective September 1, 2017, the Advisor has lowered its management fee from 0.85% to 0.75% of the Fund’s average daily net assets. In addition, as of the effective date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses from 1.15% to 0.90% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2017

Number of Shares		Value

	Common Stocks – 95.3%
	Communications – 0.4%
2,993	TiVo Corp.	$46,691

	Consumer Discretionary – 8.1%
14,104	1-800-Flowers.com, Inc. - Class A*	150,913
6,470	Bravo Brio Restaurant Group, Inc.*	16,175
1,928	Carter's, Inc.	226,521
3,656	DSW, Inc. - Class A	78,275
2,335	HMS Holdings Corp.*	39,578
1,307	John Wiley & Sons, Inc. - Class A	85,935
2,233	Monro, Inc.	127,169
7,400	Pier 1 Imports, Inc.	30,636
5,506	World Wrestling Entertainment, Inc. - Class A	168,374
		923,576
	Consumer Staples – 2.5%
4,761	Chefs' Warehouse, Inc.*	97,601
1,193	Herbalife Ltd.*,1	80,790
1,575	Nu Skin Enterprises, Inc. - Class A	107,462
		285,853
	Energy – 4.2%
13,343	Ardmore Shipping Corp.*,1	106,744
4,756	Keane Group, Inc.*	90,411
2,090	Oceaneering International, Inc.	44,183
10,279	Ring Energy, Inc.*	142,878
3,624	RPC, Inc.	92,521
		476,737
	Financials – 15.7%
3,380	American Equity Investment Life Holding Co.	103,867
1,490	Banner Corp.	82,129
2,899	Berkshire Hills Bancorp, Inc.	106,103
3,922	Byline Bancorp, Inc.*	90,088
1,977	Chemical Financial Corp.	105,710
1,217	Columbia Banking System, Inc.	52,866
4,985	Customers Bancorp, Inc.*	129,560
3,315	First Financial Bancorp	87,350
1,077	Great Western Bancorp, Inc.	42,865
2,258	Green Bancorp, Inc.*	45,837
7,898	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	190,026
337	MarketAxess Holdings, Inc.	67,990
6,218	National Bank Holdings Corp. - Class A	201,650
4,835	Opus Bank*	131,996

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Financials (Continued)
2,085	PacWest Bancorp	$105,084
4,337	Solar Capital Ltd.	87,651
494	Texas Capital Bancshares, Inc.*	43,917
5,582	Umpqua Holdings Corp.	116,106
		1,790,795
	Health Care – 12.1%
2,673	Acadia Healthcare Co., Inc.*	87,220
879	Charles River Laboratories International, Inc.*	96,206
728	Chemed Corp.	176,919
8,799	Cross Country Healthcare, Inc.*	112,275
3,075	Envision Healthcare Corp.*	106,272
2,607	MEDNAX, Inc.*	139,318
4,531	Merit Medical Systems, Inc.*	195,739
2,683	Prestige Brands Holdings, Inc.*	119,152
2,761	Providence Service Corp.*	163,838
4,249	Quidel Corp.*	184,194
		1,381,133
	Industrials – 23.6%
3,521	AerCap Holdings N.V.*,1	185,240
1,731	Albany International Corp. - Class A	106,370
2,522	Altra Industrial Motion Corp.	127,109
3,030	ArcBest Corp.	108,322
892	AZZ, Inc.	45,581
2,191	Barnes Group, Inc.	138,625
4,313	CAI International, Inc.*	122,144
10,740	Capital Product Partners LP1	36,086
6,603	Casella Waste Systems, Inc. - Class A*	152,001
3,656	Columbus McKinnon Corp.	146,167
13,164	Commercial Vehicle Group, Inc.*	140,723
1,732	Dycom Industries, Inc.*	192,997
1,735	Genesee & Wyoming, Inc. - Class A*	136,597
14,948	InnerWorkings, Inc.*	149,928
2,089	Matthews International Corp.	110,299
3,146	Mercury Systems, Inc.*	161,547
3,554	On Assignment, Inc.*	228,416
635	Orbital ATK, Inc.	83,503
5,540	Team, Inc.*	82,546
1,906	Titan Machinery, Inc.*	40,350
4,405	Wabash National Corp.	95,588
1,321	Wabtec Corp.	107,569
		2,697,708

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Materials – 2.2%
5,040	Alamos Gold, Inc.[1]	$32,810
2,539	Kraton Corp.*	122,304
3,265	Silgan Holdings, Inc.	95,958
		251,072
	Real Estate – 4.7%
4,187	Community Healthcare Trust, Inc. - REIT	117,655
9,905	MedEquities Realty Trust, Inc. - REIT	111,134
3,614	QTS Realty Trust, Inc. - Class A - REIT	195,734
4,008	STAG Industrial, Inc. - REIT	109,539
		534,062
	Technology – 19.5%
3,967	ACI Worldwide, Inc.*	89,932
1,620	Advanced Energy Industries, Inc.*	109,318
1,442	Aspen Technology, Inc.*	95,460
2,099	Belden, Inc.	161,980
2,715	Benchmark Electronics, Inc.*	79,007
4,251	Bottomline Technologies, Inc.*	147,425
5,962	CalAmp Corp.*	127,766
3,805	Electronics For Imaging, Inc.*	112,362
2,116	Euronet Worldwide, Inc.*	178,315
727	Gartner, Inc.*	89,530
6,149	Infinera Corp.*	38,923
1,707	Insight Enterprises, Inc.*	65,361
2,146	Itron, Inc.*	146,357
5,994	Knowles Corp.*	87,872
2,718	Liquidity Services, Inc.*	13,182
4,030	Microsemi Corp.*	208,149
2,233	Novanta, Inc.*,1	111,650
674	Rogers Corp.*	109,134
4,134	SP Plus Corp.*	153,371
5,715	VeriFone Systems, Inc.*	101,213
		2,226,307
	Utilities – 2.3%
2,374	ALLETE, Inc.	176,531
2,060	Unitil Corp.	93,977
		270,508
	Total Common Stocks (Cost $10,096,884)	10,884,442

	Exchange-Traded Funds – 2.1%
875	iShares Russell 2000 ETF	133,402

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Number of Shares		Value

	Exchange-Traded Funds (Continued)
884	iShares Russell 2000 Value ETF	$111,163

	Total Exchange-Traded Funds (Cost $236,039)	244,565

Principal Amount

	Short-Term Investments – 6.4%
$725,709	UMB Money Market Fiduciary, 0.010%[2]	725,709

	Total Short-Term Investments (Cost $725,709)	725,709

	Total Investments – 103.8% (Cost $11,058,632)	11,854,716
	Liabilities in Excess of Other Assets – (3.8)%	(433,089)

	Total Net Assets – 100.0%	$11,421,627

LP – Limited Partnership

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	23.6%
Technology	19.5%
Financials	15.7%
Health Care	12.1%
Consumer Discretionary	8.1%
Real Estate	4.7%
Energy	4.2%
Consumer Staples	2.5%
Utilities	2.3%
Materials	2.2%
Communications	0.4%
Total Common Stocks	95.3%
Exchange-Traded Funds	2.1%
Short-Term Investments	6.4%
Total Investments	103.8%
Liabilities in Excess of Other Assets	(3.8)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017

Assets:
Investments, at value (cost $11,058,632)	$11,854,716
Receivables:
Fund shares sold	2,796
Dividends and interest	7,954
Prepaid expenses	7,015
Total assets	11,872,481

Liabilities:
Payables:
Investment securities purchased	357,884
Shareholder servicing fees (Note 7)	1,683
Offering costs - Advisor	31,269
Auditing fees	18,226
Offering costs - Related Parties	10,084
Fund accounting fees	8,120
Fund administration fees	6,375
Transfer agent fees and expenses	6,302
Custody fees	4,116
Chief Compliance Officer fees	808
Trustees' fees and expenses	630
Trustees' deferred compensation (Note 3)	581
Accrued other expenses	4,776
Total liabilities	450,854

Net Assets	$11,421,627

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$10,626,062
Accumulated net realized loss on investments	(519)
Net unrealized appreciation on investments	796,084
Net Assets	$11,421,627

Class I:
Shares of beneficial interest issued and outstanding	890,008
Net asset value per share	$12.83

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $5)	$50,184
Interest	25
Total investment income	50,209

Expenses:
Advisory fees	38,369
Fund administration fees	37,891
Fund accounting fees	32,105
Registration fees	21,904
Custody fees	21,072
Transfer agent fees and expenses	20,936
Auditing fees	19,502
Legal fees	18,739
Trustees' fees and expenses	7,202
Chief Compliance Officer fees	5,552
Shareholder reporting fees	4,500
Shareholder servicing fees (Note 7)	4,118
Miscellaneous	3,000
Insurance fees	1,201
Total expenses	236,091
Advisory fees waived	(38,369)
Other expenses absorbed	(148,266)
Net expenses	49,456
Net investment income	753

Realized and Unrealized Gain on Investments:
Net realized gain on investments	407,467
Net change in unrealized appreciation/depreciation on investments	297,468
Net realized and unrealized gain on investments	704,935

Net Increase in Net Assets from Operations	$705,688

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$753	$(1,601)
Net realized gain on investments	407,467	8,199
Net change in unrealized appreciation/depreciation on investments	297,468	555,460
Net increase in net assets resulting from operations	705,688	562,058

Distributions to Shareholders:
From net investment income	-	(123)
From net realized gains	(410,194)	(5,950)
Total distributions to shareholders	(410,194)	(6,073)

Capital Transactions:
Net proceeds from shares sold	7,921,131	2,144,621
Reinvestment of distributions	360,196	3,812
Cost of shares redeemed[1]	(1,272,714)	(155,595)
Net increase in net assets from capital transactions	7,008,613	1,992,838

Total increase in net assets	7,304,107	2,548,823

Net Assets:
Beginning of period	4,117,520	1,568,697
End of period	$11,421,627	$4,117,520

Capital Share Transactions:
Shares sold	604,924	213,488
Shares reinvested	28,497	338
Shares redeemed	(104,697)	(15,164)
Net increase in capital share transactions	528,724	198,662

[1]	Net of redemption fee proceeds of $26 and $32, respectively.

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

			For the Period October 30, 2015* through December 31, 2015
	For the Year Ended December 31,

	2017	2016
Net asset value, beginning of period	$11.40	$9.65	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	- [2]	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	2.03	1.78	(0.35)
Total from investment operations	2.03	1.77	(0.34)

Less Distributions:
From net investment income	-	- [2]	(0.01)
From net realized gain	(0.60)	(0.02)	-
Total distributions	(0.60)	(0.02)	(0.01)

Redemption fee proceeds[1]	- [2]	- [2]	-

Net asset value, end of period	$12.83	$11.40	$9.65

Total return[3]	17.87%	18.31%	(3.43)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,422	$4,118	$1,569

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.96%	9.28%	19.35%[6]
After fees waived and expenses absorbed[4]	1.04%	1.15%	1.15%[6]
Ratio of net investment income (loss) to average net assets :
Before fees waived and expenses absorbed	(3.90)%	(8.19)%	(17.80)%[6]
After fees waived and expenses absorbed	0.02%	(0.06)%	0.40%[6]

Portfolio turnover rate	42%	18%	2%[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective September 1, 2017, the Advisor has contractually limit the operating expenses to 0.90%. Prior to September 1, 2017, the Advisor had contractually agreed to limit the operating expenses to 1.15%.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Core Equity fund	2017 Annual Commentary

Dear Fellow Shareholders,

Global securities markets and the economy had a remarkably strong year. All 45 of the world’s major economies tracked by the Organization for Economic Cooperation and Development (OECD) are exhibiting synchronized economic expansion for the first time in a decade. In its latest Interim Economic Outlook, the OECD pointed out that, in 2017, the global economy was set to grow at its fastest clip since 2011, and global growth will likely continue in 2018 with all economies contributing. This global synchronization of expanding economies, among other reasons, has resulted in a rise across the board of global asset prices of most types.

For the first time ever, the S&P 500 Index delivered positive returns in each month of the calendar year, closing 2017 up 21.83%. A preference for growth stocks throughout much of the year boosted the technology-heavy NASDAQ, which returned 29.64%, and the Dow Jones Industrial Average pushed ahead, adding 28.11%. In a change from 2016, larger market capitalization companies led the smaller, and growth considerably outperformed value. The clear winners not only for the quarter but also the year were large cap growth stocks, as the Russell 1000 Growth Index returned 30.21%, while small cap value stocks, as measured by the Russell 2000 Value Index, added “just” 7.84%. Notably absent from the rally was volatility.

The CBOE Volatility Index (VIX), sometimes referred to as the “fear index,” registered 9 of the 10 lowest levels in its history during the year. While the long-term average for the VIX is approximately 20, it closed the year at 11.04.

Performance Review

The Aristotle Core Equity Fund posted a total return of 14.64% at NAV since its inception on March 31, 2017, slightly underperforming the S&P 500 Index, which rose 14.86% over the same period.

On a relative basis, the Fund’s holdings within the Health Care, Consumer Discretionary and Materials sectors detracted the most value since the inception of the Fund. Holdings within the Industrials, Information Technology and Utilities sectors were among the largest contributors.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT: Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Core Equity fund	2017 Annual Commentary

2017 Top Contributors to Fund Return	2017 Top Detractors from Fund Return
Boeing Company	Envision Healthcare Corporation
Microsoft	Allergan
JPMorgan Chase	Advance Auto Parts
NVIDIA	Celgene
Visa	Shire

Two detractors from relative performance included Envision Healthcare Corporation and Celgene Corporation both in the Health Care sector.

Envision Healthcare’s business depends on volume, and its stock was negatively impacted by disappointing volumes. Political wrangling regarding the Affordable Care Act, including discussions to not fund the exchanges (Trump recently ended subsidies that help low-income participants), has also negatively affected the company. In addition, the recent hurricanes hurt the stock’s performance due to exposure to areas impacted by them. More generally, the company is moving in a different direction in relation to its three business lines. Envision Healthcare is leaving the medical transportation business to focus on the physician side of the business, including running various divisions of a hospital, such as the emergency room. It continues to buy physician practices and run them. We believe, the increased focus on its core businesses gives the company more flexibility to complete mergers and acquisitions in those areas.

Although biotechnology company Celgene was a favored name in the industry coming into the last quarter of the year, three main events in October negatively affected the stock. In early October, the company was downgraded by Morgan Stanley on concerns that Celgene’s biggest drug, Revlimid, was going generic more quickly than people had anticipated. Mid-month, trials for one of its pipeline assets, GED-0301, which was intended for irritable bowel disorder, were stopped, as the drug was found to have no beneficial effects. Finally, at the end of October, Celgene reported low quarterly earnings and reduced guidance for 2017 and long-term guidance for 2020. We remain positive about the company despite its recent challenges. Its valuation remains attractive to us; we believe its later-stage pipeline assets are promising; and we are confident in the company’s ability to grow through the Revlimid patent cliff in 2020.

Two of the best performers during the year were The Boeing Company and NVIDIA Corporation.

Boeing, which designs and manufactures aircrafts and satellites that are sold worldwide, was one of the biggest contributors to relative performance this year. Boeing reported very strong earnings and cash flow in late October; management raised guidance for the full year and provided well-received guidance for 2018. The company showed record deliveries, strong orders and a historically high backlog of new plane orders. In addition, the industry fundamentals for business and personal air travel have been quite solid. All of these factors were viewed positively by market participants and helped lift the stock’s price.

Aristotle Core Equity fund	2017 Annual Commentary

NVIDIA, a key intellectual property owner and provider of graphics processing unit chips that artificial intelligence researchers prefer to use when implementing deep learnings algorithms, performed well this year, with its share price jumping in May on strong earnings. We believe NVIDIA has seen strong growth in adoption of its chips at companies like Alphabet and Facebook, and we think the company has a deep technological moat that can help maintain its present dominance.

Investment Activity

Since its inception on March 31, 2017, we made the following purchases and sales in the Fund.

2017 Fund Purchases		2017 Fund Sales
Intercontinental Exchange	Financials	Biogen	Health Care
Align Technology	Health Care	Anadarko Petroleum	Energy
Vantiv (Worldpay)	Information Technology	Mead Johnson Nutrition	Consumer Staples
Aramark	Consumer Discretionary	Affiliated Managers Group	Financials
Expedia	Consumer Discretionary	Bristol-Myers Squibb	Health Care
Qualcomm	Information Technology	Palo Alto Networks	Information Technology
Teleflex	Health Care	First Republic Bank	Financial
TE Connectivity	Information Technology	Newell Brands	Consumer Discretionary
Ciena	Information Technology	Time Warner	Consumer Discretionary
Electronic Arts	Information Technology	Gilead Sciences	Health Care
		Fidelity National	Information Technology
		Microchip Technology	Information Technology
		Facebook	Information Technology

Aristotle Core Equity fund	2017 Annual Commentary

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below are examples of purchases and sales we made in the Fund this year.

Purchases

This year, we purchased Intercontinental Exchange, Inc., the owner of several futures, options and OTC exchanges and marketplaces, and clearing houses, because we believe that the company has a solid mix of recurring and transactional revenue streams at an attractive valuation relative to its peers. We believe that increased market volatility should boost overall trading volumes and provide upside to current earnings estimates. The company’s management recently reiterated its commitment to delivering double-digit earnings per share growth, driven by mid-single-digit revenue growth for data services, increased operating leverage and share repurchases. Data services should benefit from price increases, organic growth (new products/customers, increased product utilization by the existing customer base) and additional mergers and acquisitions. The secular theme we mentioned above, inflows to passive equity managers, and the growth of the fintech industry also have the potential to benefit ICE as demand for financial market data increases due, in part, to increased indexation and exchange traded funds as well as more regulatory requirements.

We initiated a position in Vantiv, Inc. (now operating under the name Worldpay, Inc.), a payment processor that works with small, medium and large businesses, primarily in the United States. The company has an integrated technology platform to offer a suite of services to merchants and financial institutions for payment and transaction processing. According to Nilson reports, Vantiv is the largest merchant acquirer by number of transactions in the United States.

Vantiv recently announced its agreement to acquire U.K.-based Worldpay, which is Europe’s largest merchant acquirer, serving over 400,000 merchants. Valued at around $12 billion (financed with 70% equity and 30% debt), this is the largest merchant acquirer consolidation to date. We have a positive view of this merger, as we believe the industry is ripe for consolidation and see potential for cost, as well as revenue, synergies over the next two to three years. From a strategic perspective, we believe this deal makes sense, as Vantiv has a solid U.S. acquiring business with over 30% of its revenues from integrated channels, no exposure outside North America and just 10% of merchant revenues from online sources. A Worldpay acquisition could increase the combined entity’s global presence, allow Vantiv to consolidate Worldpay’s operations in the United States and double Vantiv’s online revenues. The combined company could create a formidable global player of scale that can provide a full stack of transaction-processing solutions to small and large enterprises.

We believe that the primary risks to our bullish stance on Vantiv are as follows. If the company fails to execute on integrating Worldpay from a technology and a culture perspective, our synergy estimates could be tough for the company to achieve. Also, if global gross domestic product slows, transaction volumes could be negatively impacted, which would hurt organic growth prospects and multiples for this group of companies.

Aristotle Core Equity fund	2017 Annual Commentary

Headquartered in Switzerland but listed on the NYSE, TE Connectivity is a leading global provider of connector systems and sensors for harsh environments to various industries. Since its separation from Tyco International and its initial public offering in 2007, the company has proactively managed its product portfolio to align the business with the industries that present the most challenging operating environments for electrical systems. Presently, TE Connectivity provides connectors to distribute power, data and signals across a total addressable market opportunity of $170 billion.

In its transportation segment, which contributes approximately 50% of revenues, the company expects to grow total content per car at a 6% compound annual growth rate over the next four to five years, which we believe will also allow for margin-accretive growth, as content gains help drive margins higher. The increasing adoption of electric and hybrid vehicles is also positive for TE Connectivity, as the company expects its combined production to grow at an approximately 35% compound annual growth rate from fiscal year 2017 to fiscal year 2024 (with Asia driving about 50% of the growth).

In the industrial segment, we believe that the company will see mid-single-digit top-line growth, benefiting from content growth in the medical, factory automation and commercial air areas. In the company’s communications segment, it presently has low single-digit growth. However, we believe that the subsea communications business, which has been volatile in the past, is evolving into a more stable top-line contributor. Risks include a slowdown in cyclical businesses, such as subsea communications, or in the adoption of electric and hybrid vehicles.

Sales

We sold our position in Anadarko Petroleum Corporation in the second quarter of 2017. While we believe Anadarko has efficiently cleaned up its balance sheet and is poised to accelerate the development of its attractive Delaware basin asset, we remain concerned about the near-term headline risk to the company following the gas explosion in Colorado that killed two people. The gas explosion was caused by a cut flowline that was supposed to have been turned off but was not. When the well was turned on in January 2017, gas seeped into the ground and eventually led to the explosion. The governor has called for increased oversight, and there is the potential for more stringent drilling regulations that could increase the setback distance, which would lead to reduced inventory in Colorado for Anadarko.

We sold our position in Bristol-Myers Squibb Company in the third quarter to fund our new position in Align Technology. Shares of Bristol-Myers Squibb have lagged as Merck’s immuno-oncology drug Keytruda® has presented better data and taken prominence in certain cancer indications. We see near-term risk to Bristol-Myers Squibb on the pending AstraZeneca Mystic trial readout, as success could lead the market to anticipate increased competition in the PD-1/CTLA-4 combination therapies, while failure could raise questions about the success of a similar trial that Bristol-Myers Squibb is running with its PD-1/CTLA-4 compounds. The company’s stock continues to trade at a premium to peers despite the more measured outlook for its PD-1 drug Opdivo®.

Aristotle Core Equity fund	2017 Annual Commentary

We sold our position in First Republic Bank in the fourth quarter due to what we believe are valuation and other elevated risks. Consensus estimates forecast an efficiency ratio of 59% to 60% for 2018, compared to recent management commentary suggesting a ratio of approximately 62%. The company continues to highlight its ongoing growth investments, which indicate no sign of abating in 2018. With shares trading at an all-time high valuation (2.8x tangible book value versus 2.1x historical average), we think that they are priced well and that any negative changes in consensus forecasts could significantly hurt the stock. Although we continue to believe that First Republic is one of the best-managed and highest-quality banks in the United States, we are moving to the sidelines for now.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

Common questions posed by investors are, “How much longer will the bull market last?” and, “What are the greatest threats to it?” In terms of political risks, the degree to which they truly materialize and negatively impact financial markets is left to be seen. Interestingly, the World Economic Forum’s Global Risks Report 2018 identified climate change, not political risk, as the greatest threat to global economies in 2018. Aristotle Capital’s offices on the West Coast, which provide all of Aristotle affiliates’ shared services, and Aristotle Atlantic’s office on the East Coast were both indirectly affected by natural disasters, specifically, the wildfires in California and the “bomb cyclone” in the Northeast. These unpredictable risks, which are outside our (and most people’s) control, exist against a countervailing consistency. The stock market continues its upward march, and the Fed progresses down its path of “normalization,” which we believe is unlikely to be altered with the confirmation of Jerome Powell as the new Fed Chairman. We, at Aristotle Atlantic, thank you for the trust you have placed in us, as we continue to focus on finding what we believe are companies with strong fundamentals that are poised to benefit from the secular themes, cyclical trends and product cycles we have identified.

Owen Fitzpatrick, CFA Principal, Lead Portfolio Manager	Thomas Hynes, Jr., CFA Principal, Portfolio Manager	Brendan O’Neil, CFA Principal, Portfolio Manager

Aristotle Core Equity fund	2017 Annual Commentary

Aristotle Core Equity Fund (Class I)

Performance Update			December 31, 2017
Total Return	4Q17	Since Inception (3/31/2017)	Gross/Net Expense Ratio
ARSLX Class I	5.85%	14.64%	1.29% / 0.65%
S&P 500 Index	6.64%	14.86%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2018, to the extent that the total annual operating expenses do not exceed 0.65% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Boston makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Boston reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations since the Fund’s inception date are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in market risk, equity risk, preferred stock risk, warrants and rights risk, REITs risk, small-cap, mid-cap and large-cap company risk, foreign investment risk and sector focus risk.

Aristotle Core Equity fund	2017 Annual Commentary

The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Definitions:

•	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.
•	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
•	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•	The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower expected growth values.
•	The Dow Jones Industrial Average is a price weighted index that represents large and well-known U.S. companies.
•	The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite includes over 3,000 companies, more than most other stock market indexes.

Aristotle Core Equity fund	2017 Annual Commentary

•	The CBOE Volatility Index, known by its ticker symbol VIX, is a measure of the stock market's expectation of volatility implied by S&P 500 Index options, calculated and published by the Chicago Board Options Exchange (CBOE).

The volatility (beta) of the Fund may be greater or less than its respective benchmark. It is not possible to invest directly in this index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2017, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Apple Inc., 4.06%; JPMorgan Chase & Co., 3.75%; Microsoft Corp., 3.62%; Bank of America Corp., 3.14%; Alphabet Inc., 3.09%; Visa Inc., 2.90%; Amazon.com Inc., 2.55%; InterContinental Exchange Inc., 2.35%; The Boeing Co., 2.20%; Cigna Corp., 2.16%.

Aristotle Core Equity Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. This index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Total Returns as of December 31, 2017	3 Months (Actual)	6 Months (Actual)	Since Inception (Cumulative)	Inception Date
Aristotle Core Equity Fund – Class I	5.85%	11.09%	14.64%	3/31/2017
S&P 500 Index	6.64%	11.42%	14.86%	3/31/2017

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 1.29% and 0.65%, respectively, which were the amounts stated in the current prospectus dated March 31, 2017. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.65% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2017

Number of Shares		Value

	Common Stocks – 97.8%
	Communications – 2.2%
474	Expedia, Inc.	$56,771
980	T-Mobile US, Inc.*	62,240
899	Zayo Group Holdings, Inc.*	33,083
		152,094
	Consumer Discretionary – 10.2%
407	Advance Auto Parts, Inc.	40,574
150	Amazon.com, Inc.*	175,421
1,127	Aramark	48,168
1,625	Comcast Corp. - Class A	65,081
705	Home Depot, Inc.	133,619
985	Marriott International, Inc. - Class A	133,694
985	Walt Disney Co.	105,897
		702,454
	Consumer Staples – 7.5%
534	Casey's General Stores, Inc.	59,776
2,146	Conagra Brands, Inc.	80,840
448	Costco Wholesale Corp.	83,382
684	Estee Lauder Cos., Inc. - Class A	87,032
801	PepsiCo, Inc.	96,056
1,861	Pinnacle Foods, Inc.	110,673
		517,759
	Energy – 5.2%
578	Concho Resources, Inc.*	86,827
1,052	EOG Resources, Inc.	113,521
2,097	Halliburton Co.	102,481
534	Phillips 66	54,014
		356,843
	Financials – 14.8%
790	Ameriprise Financial, Inc.	133,881
7,324	Bank of America Corp.	216,205
969	Chubb Ltd. [1]	141,600
2,288	Intercontinental Exchange, Inc.	161,441
2,415	JPMorgan Chase & Co.	258,260
2,053	U.S. Bancorp	110,000
		1,021,387
	Health Care – 14.0%
238	Align Technology, Inc.*	52,881
676	Allergan PLC	110,580

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Health Care (Continued)
591	Becton, Dickinson and Co.	$126,509
941	Celgene Corp.*	98,203
733	Cigna Corp.	148,865
1,314	Envision Healthcare Corp.*	45,412
1,047	Merck & Co., Inc.	58,915
798	Shire PLC - ADR	123,786
267	Teleflex, Inc.	66,435
684	Thermo Fisher Scientific, Inc.	129,878
		961,464
	Industrials – 12.7%
1,584	AMETEK, Inc.	114,792
513	Boeing Co.	151,289
705	Honeywell International, Inc.	108,119
663	Ingersoll-Rand PLC	59,133
835	Norfolk Southern Corp.	120,992
342	Parker-Hannifin Corp.	68,256
448	Roper Technologies, Inc.	116,032
386	Stanley Black & Decker, Inc.	65,500
723	TE Connectivity Ltd.	68,714
		872,827
	INFORMATION TECHNOLOGY – 19.9%
202	Alphabet, Inc. - Class A*	212,787
1,651	Apple, Inc.	279,399
293	Broadcom Ltd. [1]	75,272
2,908	Microsoft Corp.	248,750
373	NVIDIA Corp.	72,175
2,164	Oracle Corp.	102,314
619	salesforce.com, Inc.*	63,280
1,749	Visa, Inc. - Class A	199,421
1,558	Worldpay, Inc. - Class A*	114,591
		1,367,989
	Materials – 3.5%
516	Albemarle Corp.	65,991
1,389	DowDuPont, Inc.	98,925
583	Vulcan Materials Co.	74,840
		239,756
	Real Estate – 2.6%
684	Digital Realty Trust, Inc.	77,908
1,560	Prologis, Inc.	100,635
		178,543

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Technology – 2.7%
4,004	Ciena Corp.*	$83,804
482	Electronic Arts, Inc.*	50,639
822	QUALCOMM, Inc.	52,624
		187,067
	Utilities – 2.5%
1,047	American Water Works Co., Inc.	95,790
492	NextEra Energy, Inc.	76,845
		172,635
	Total Common Stocks (Cost $6,160,488)	6,730,818

Principal Amount

	Short-Term Investments – 2.6%
$177,770	UMB Money Market Fiduciary, 0.010%[2]	177,770

	Total Short-Term Investments (Cost $177,770)	177,770

	Total Investments – 100.4% (Cost $6,338,258)	6,908,588
	Liabilities in Excess of Other Assets – (0.4)%	(28,262)

	Total Net Assets – 100.0%	$6,880,326

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	19.9%
Financials	14.8%
Health Care	14.0%
Industrials	12.7%
Consumer Discretionary	10.2%
Consumer Staples	7.5%
Energy	5.2%
Materials	3.5%
Technology	2.7%
Real Estate	2.6%
Utilities	2.5%
Communications	2.2%
Total Common Stocks	97.8%
Short-Term Investments	2.6%
Total Investments	100.4%
Liabilities in Excess of Other Assets	(0.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017

Assets:
Investments, at value (cost $6,338,258)	$6,908,588
Receivables:
Fund shares sold	2,095
Dividends and interest	4,563
Prepaid offering costs	8,505
Prepaid expenses	7,155
Total assets	6,930,906

Liabilities:
Payables:
Shareholder servicing fees (Note 7)	1,531
Auditing fees	15,999
Fund accounting fees	7,100
Offering costs - Advisor	6,287
Transfer agent fees and expenses	5,857
Fund administration fees	5,044
Custody fees	2,519
Trustees' deferred compensation (Note 3)	581
Trustees' fees and expenses	485
Chief Compliance Officer fees	226
Accrued other expenses	4,951
Total liabilities	50,580

Net Assets	$6,880,326

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$6,278,206
Accumulated net investment income	969
Accumulated net realized gain on investments	30,821
Net unrealized appreciation on investments	570,330
Net Assets	$6,880,326

Class I:
Shares of beneficial interest issued and outstanding	602,596
Net asset value per share	$11.42

See accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

STATEMENT OF OPERATIONS

For the Period March 31, 2017* through December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $103)	$46,614
Interest	15
Total investment income	46,629

Expenses:
Fund administration fees	27,123
Offering costs	24,152
Fund accounting fees	22,000
Registration fees	19,879
Custody fees	16,309
Transfer agent fees and expenses	16,066
Advisory fees	16,047
Auditing fees	15,999
Legal fees	12,535
Trustees' fees and expenses	5,521
Chief Compliance Officer fees	3,387
Shareholder servicing fees (Note 7)	3,190
Shareholder reporting fees	2,418
Miscellaneous	2,392
Insurance fees	905
Total expenses	187,923
Advisory fees waived	(16,047)
Other expenses absorbed	(151,014)
Net expenses	20,862
Net investment income	25,767

Realized and Unrealized Gain on Investments:
Net realized gain on investments	29,854
Net change in unrealized appreciation/depreciation on investments	570,330
Net realized and unrealized gain on investments	600,184

Net Increase in Net Assets from Operations	$625,951

*	Commencement of Operations.

See accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period March 31, 2017* through December 31, 2017
Increase in Net Assets from:
Operations:
Net investment income	$25,767
Net realized gain on investments	29,854
Net change in unrealized appreciation/depreciation on investments	570,330
Net increase in net assets resulting from operations	625,951

Distributions to Shareholders:
From net investment income	(25,009)
Total distributions to shareholders	(25,009)

Capital Transactions:
Class I:
Net proceeds from shares sold	6,283,035
Reinvestment of distributions	24,055
Cost of shares redeemed	(27,706)
Net increase in net assets from capital transactions	6,279,384

Total increase in net assets	6,880,326

Net Assets:
Beginning of period	-
End of period	$6,880,326

Accumulated net investment income	$969

Capital Share Transactions:
Class I:
Shares sold	602,967
Shares reinvested	2,127
Shares redeemed	(2,498)
Net increase in capital share transactions	602,596

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period March 31, 2017* through December 31, 2017
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.07
Net realized and unrealized gain on investments	1.39
Total from investment operations	1.46

Less Distributions:
From net investment income	(0.04)

Net asset value, end of period	$11.42

Total return[2]	14.64%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,880

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	5.85%[4]
After fees waived and expenses absorbed	0.65%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(4.40)%[4]
After fees waived and expenses absorbed	0.80%[4]

Portfolio turnover rate	22%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1 – Organization

Aristotle/Saul Global Opportunities Fund (the ‘‘Saul Global Opportunities Fund’’), Aristotle International Equity Fund (the “International Equity Fund”), Aristotle Strategic Credit Fund (the “Strategic Credit Fund”), Aristotle Value Equity Fund (the “Value Equity Fund”), Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund) and Aristotle Core Equity Fund (the “Core Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Saul Global Opportunities Fund is a diversified Fund, the International Equity Fund is a non-diversified Fund, the Strategic Credit Fund is a diversified Fund, the Value Equity Fund is a diversified fund, the Small Cap Equity Fund is a diversified fund and the Core Equity Fund is a diversified fund.

The Saul Global Opportunities Fund’s primary investment objective is to maximize long term capital appreciation and income. The Fund commenced investment operations on March 30, 2012.

The International Equity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on March 31, 2014.

The Strategic Credit Fund’s primary investment objectives are to seek income and capital appreciation. The Fund commenced investment operations on December 31, 2014.

The Value Equity Fund’s primary investment objective is to maximize long-term capital appreciation. The Fund commenced investment operations on August 31, 2016.

The Small Cap Equity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 30, 2015.

The Core Equity Fund’s primary investment objective is to seek long-term growth of capital. The Fund commenced investment operations on March 31, 2017.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

(b) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Value Equity Fund incurred offering costs of approximately $21,290, which were amortized over a one-year period from August 31, 2016 (commencement of operations).

The Core Equity Fund incurred offering costs of approximately $32,657, which are being amortized over a one-year period from March 31, 2017 (commencement of operations).

(d) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. As of December 31, 2017, the Saul Global Opportunities Fund had 2 outstanding forward currency contract purchased long and 11 outstanding forward currency contracts sold short.

(f) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2014-2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into Investment Advisory Agreements (the “Agreements”) with Aristotle Capital Management, LLC, Aristotle Credit Partners, LLC, Aristotle Capital Boston, LLC and Aristotle Atlantic Partners, LLC (the “Advisors”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the respective Advisor based on each Fund’s average daily net assets. The annual rates are listed in the table below:

	Investment Advisors	Investment Advisory Fees
Saul Global Opportunities Fund	Aristotle Capital Management, LLC	0.90%
International Equity Fund	Aristotle Capital Management, LLC	0.80%
Strategic Credit Fund	Aristotle Credit Partners, LLC	0.47%
Value Equity Fund	Aristotle Capital Management, LLC	0.60%
Small Cap Equity Fund**	Aristotle Capital Boston, LLC	0.75%
Core Equity Fund	Aristotle Atlantic Partners, LLC	0.50%

The respective Advisor for each fund has contractually agreed to waive its fees and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). The agreements are effective until the dates listed below and may be terminated before those dates only by the Trust’s Board of Trustees. The table below contains the agreement expiration and expense cap by Fund:

	Agreement Expires	Total Limit on Annual Operating Expenses†
Saul Global Opportunities Fund	April 30, 2019	0.98%
International Equity Fund	April 30, 2019	0.93%
Strategic Credit Fund	April 30, 2018	0.62%
Value Equity Fund	April 30, 2019	0.78%
Small Cap Equity Fund*	April 30, 2027	0.90%
Core Equity Fund	April 30, 2018	0.65%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.
*	The current expense information for Small Cap Equity Fund was effective September 1, 2017. Prior to September 1, 2017, the total limit on annual operating expenses for the Fund was 1.15%.
**	Effective September 1, 2017 the Small Cap Equity Fund has lowered its management fee from 0.85% to 0.75% of the Fund’s average net assets.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

For the periods ended December 31, 2017, the respective Advisor waived its advisory fees and absorbed other expenses as follows:

	Advisory fees	Other expenses	Total
Saul Global Opportunities Fund	$272,495	$-	$272,495
International Equity Fund	111,590	90,078	201,668
Strategic Credit Fund	41,506	165,519	207,025
Value Equity Fund	31,822	167,215	199,037
Small Cap Equity Fund	38,369	148,266	186,635
Core Equity Fund	16,047	151,014	167,061

The respective Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. Each Advisor may recapture all or a portion of these amounts no later than December 31, of the years stated below:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
2018	$189,617	$188,666	$225,186	$-	$45,880	$-
2019	188,194	182,340	222,594	68,253	215,062	-
2020	272,495	201,668	207,025	199,037	186,635	167,061
Total	$650,306	$572,674	$654,805	$267,290	$447,577	$167,061

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the periods ended December 31, 2017, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the periods ended December 31, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2017, the gross unrealized appreciation (depreciation) on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
Cost of investments	$91,218,062	$14,566,063	$7,175,130	$8,305,561	$11,091,399	$6,339,513

Gross unrealized appreciation	$20,756,496	$2,578,436	$98,285	$1,168,461	$1,136,087	$692,719
Gross unrealized depreciation	(2,885,192)	(419,637)	(46,506)	(159,160)	(372,770)	(123,644)

Net unrealized appreciation on investments	$17,871,304	$2,158,799	$51,779	$1,009,301	$763,317	$569,075

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2017, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain
Saul Global Opportunities Fund	$340	$(818,245)	$817,905
International Equity Fund	(2,581)	(14,967)	17,548
Strategic Credit Fund	-	(5,807)	5,807
Value Equity Fund	-	(3,623)	3,623
Small Cap Equity Fund	-	(753)	753
Core Equity Fund	(1,178)	211	967

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
Undistributed ordinary income	$-	$78,345	$60	$15,032	$1,157	$32,523
Undistributed long-term capital gains	302,694	-	-	47,074	31,091	522
Tax accumulated earnings	302,694	78,345	60	62,106	32,248	33,045

Accumulated capital and other losses	(746,046)	(471,512)	(356,569)	-	-	-
Net unrealized appreciation on investments	17,871,304	2,158,799	51,779	1,009,301	763,317	569,075
Net unrealized appreciation on foreign currency	1,941	1,100	-	-	-	-
Total accumulated earnings (deficit)	$17,429,893	$1,766,732	$(304,730)	$1,071,407	$795,565	$602,120

The tax character of the distributions paid during the fiscal year ended December 31, 2017 and December 31, 2016 were as follows:

	Saul Global Opportunities Fund		International Equity Fund
Distributions paid from:	2017	2016	2017	2016
Ordinary income	$566,147	$518,262	$237,585	$182,108
Net long-term capital gains	62	-	-	-
Total distributions paid	$566,209	$518,262	$237,585	$182,108

	Strategic Credit Fund		Value Equity Fund
Distributions paid from:	2017	2016	2017	2016
Ordinary income	$354,865	$390,142	$62,752	$6,705
Net long-term capital gains	-	-	21,380	-
Total distributions paid	$354,865	$390,142	$84,132	$6,705

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

	Small Cap Equity Fund		Core Equity Fund
Distributions paid from:	2017	2016	2017
Ordinary income	$40,186	$6,703	$25,009
Net long-term capital gains	370,008	-	-
Total distributions paid	$410,194	$6,703	$25,009

At December 31, 2017, the Funds had accumulated capital loss carryforwards as follows:

Not Subject to Expiration
Fund	Short-Term	Long-Term	Total
Saul Global Opportunities Fund	$-	$-	$-
International Equity Fund	416,438	55,074	471,512
Strategic Credit Fund	325,089	31,480	356,569
Value Equity Fund	-	-	-
Small Cap Equity Fund	-	-	-
Core Equity Fund	-	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

During the fiscal year ended December 31, 2017, the Saul Global Opportunities Fund utilized $708,777 of its non-expiring short-term capital loss carryforward, the International Equity Fund utilized $54,007 of its non-expiring long-term capital loss carryforward and the Strategic Credit Fund utilized $49,074 and $33,728 of its non-expiring short-term and long-term capital loss carryforwards, respectively.

The Saul Global Opportunities Fund has $746,046 in qualified late-year losses, which are deferred until fiscal year 2018 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended December 31, 2017 and the year ended December 31, 2016, redemption fees were as follows:

	December 31, 2017	December 31, 2016
Saul Global Opportunities Fund	$1,353	$5,068
International Equity Fund	104	-
Small Cap Equity Fund	26	32

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

Note 6 – Investment Transactions

For the periods ended December 31, 2017, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Saul Global Opportunities Fund	$39,997,571	$24,494,829
International Equity Fund	4,559,075	1,391,964
Strategic Credit Fund	5,973,528	7,760,123
Value Equity Fund	6,082,537	729,964
Small Cap Equity Fund	8,380,292	1,973,300
Core Equity Fund	7,025,318	894,684

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the International Equity Fund, the Core Equity Fund and the Small Cap Equity Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2017, the International Equity Fund, the Small Cap Equity Fund and the Core Equity Fund shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2017, in valuing the Funds’ assets carried at fair value:

Saul Global Opportunities Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks
Austria	$2,716,323	$-	$-	$2,716,323
Canada	11,322,901	-	-	11,322,901
France	9,132,318	-	-	9,132,318
Ireland	2,378,088	-	-	2,378,088
Japan	15,668,508	-	-	15,668,508
Korea (Republic of-South)	-	4,978,282	-	4,978,282
Mexico	1,626,545	-	-	1,626,545
Netherlands	2,524,245	-	-	2,524,245
Spain	1,715,277	-	-	1,715,277
Sweden	2,129,195	-	-	2,129,195
Switzerland	5,949,523	-	-	5,949,523
United Kingdom	3,220,316	-	-	3,220,316
United States	38,097,006	-	-	38,097,006
Short-Term Investments	7,630,839	-	-	7,630,839
Total Investments	$104,111,084	$4,978,282	$-	$109,089,366
Other Financial Instruments[3]
Forward Contracts	$-	$100,354	$-	$100,354
Total Assets	$104,111,084	$5,078,636	$-	$109,189,720

Liabilities
Other Financial Instruments[3]
Forward Contracts	$-	$256,164	$-	$256,164
Total Liabilities	$-	$256,164	$-	$256,164

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

International Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$16,232,082	$-	$-	$16,232,082
Short-Term Investments	492,780	-	-	492,780
Total Investments	$16,724,862	$-	$-	$16,724,862

Strategic Credit Fund	Level 1	Level 2	Level 3**	Total
Investments
Bank Loans[2]	$-	$3,204,560	$-	$3,204,560
Corporate Bonds[2]	-	3,852,175	-	3,852,175
Short-Term Investments	170,174	-	-	170,174
Total Investments	$170,174	$7,056,735	$-	$7,226,909

Value Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$8,859,153	$-	$-	$8,859,153
Short-Term Investments	455,709	-	-	455,709
Total Investments	$9,314,862	$-	$-	$9,314,862

Small Cap Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$10,884,442	$-	$-	$10,884,442
Exchange-Traded Funds	244,565	-	-	244,565
Short-Term Investments	725,709	-	-	725,709
Total Investments	$11,854,716	$-	$-	$11,854,716

Core Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$6,730,818	$-	$-	$6,730,818
Short-Term Investments	177,770	-	-	177,770
Total Investments	$6,908,588	$-	$-	$6,908,588

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
[2]	All corporate bonds and bank loans held in the Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

[3]	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Saul Global Opportunities Fund invested in forward contracts during the year ended December 31, 2017.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2017 by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Saul Global Opportunities Fund	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward Contracts	$100,354	$256,164
Total			$100,354	$256,164

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 for the Saul Global Opportunities Fund are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	$(816,002)	$(816,002)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	$(736,166)	$(736,166)

The quarterly average volumes of derivative instruments as of December 31, 2017 are as follows:

	Derivatives not designated as hedging instruments	Long Forward Contracts	Short Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	1	11	12

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2017

Note 11 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Aristotle Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Core Equity Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2017, and with respect to Aristotle/Saul Global Opportunities Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and with respect to Aristotle International Equity Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period March 31,2014 (commencement of operations) through December 31, 2014, and with respect to Aristotle Strategic Credit Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 31, 2014 (commencement of operations) through December 31, 2014, and with respect to Aristotle Value Equity Fund, the related statement of operations in the period then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the year then ended and for the period August 31, 2016 (commencement of operations) through December 31, 2016, and with respect to Aristotle Small Cap Equity Fund, the related statement of operations for the year then ended, the statements of changes in the two years in the period then ended, and the financial highlights for the two years in the period then ended and for the period October 30, 2015 (commencement of operations) through December 31, 2015, and with respect to Aristotle Core Equity Fund, the related statement of operations, the statement of changes in net assets and the financial highlights for the period March 31, 2017 (commencement of operations) through December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, Aristotle Small Cap Value Fund, and Aristotle Core Equity Fund as of December 31, 2017, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2018

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Saul Global Opportunities, International Equity, Value Equity, Small Cap Equity and Core Equity Funds designate income dividends of 100%, 100%, 100%, 78.87% and 74.99%, respectively, as qualified dividend income paid during the period ended December 31, 2017.

Corporate Dividends Received Deduction

For the period ended December 31, 2017, 46.05%, 2.05%, 86.10%, 73.05% and 66.97% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Saul Global Opportunities, International Equity, Value Equity, Small Cap Equity and Core Equity Funds, respectively.

Long-Term Capital Gains Designation

For the period ended December 31, 2017, the Saul Global Opportunities, Value Equity and Small Cap Equity Funds designate $62, $21,380 and $370,008 respectively, as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 661-6691. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	6	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	6	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	6	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	6	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	6	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).	N/A	N/A

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Strategic Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreements

At an in-person meeting held on December 5-6, 2017, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreements (the “Advisory Agreements”), for an additional one-year term from when they otherwise would expire, between the Trust and each of:

•	Aristotle Capital Management, LLC (“Aristotle Capital”) with respect to the Aristotle/Saul Global Opportunities Fund (the “Global Opportunities Fund”), the Aristotle International Equity Fund (the “International Fund”), and the Aristotle Value Equity Fund (the “Value Fund”) series of the Trust;

•	Aristotle Capital Boston, LLC (“Aristotle Boston”) with respect to the Aristotle Small Cap Equity Fund (the “Small Cap Fund”) series of the Trust; and

•	Aristotle Credit Partners, LLC (“Aristotle Credit”) with respect to the Aristotle Strategic Credit Fund (the “Credit Fund”) series of the Trust.

In approving renewal of each Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders. Each of Aristotle Capital, Aristotle Boston, and Aristotle Credit may be referred to below as an “Investment Advisor.” Each of the Global Opportunities Fund, International Fund, Value Fund, Small Cap Fund, and Credit Fund may be referred to below as a “Fund” and together as, the “Funds.”

Background

In advance of the meeting, the Board received information about each Fund and Advisory Agreement from the relevant Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about each Investment Advisor’s organization and financial condition; information regarding the background, experience and compensation structure of relevant personnel providing services to the Funds; information about each Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of each Investment Advisor’s overall relationship with the relevant Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Peer Group”) from its relevant fund universe (each a “Fund Universe”) for various periods ended September 30, 2017; and reports comparing the investment advisory fees and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of each Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of any Investment Advisor were present during the Board’s consideration of the Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Strategic Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, and Aristotle Value Equity Fund

Aristotle Capital Management, LLC

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of the Global Opportunities Fund, the International Fund, and the Value Fund. The materials they reviewed indicated the following:

•	The Global Opportunities Fund’s annualized total return for the three-year period was above the Peer Group and World Allocation Fund Universe median returns, but below the MSCI All Country World Index return by 1.62%. For the five-year period, the Fund’s annualized total return was above the Peer Group and Fund Universe median returns, but below the Index return by 3.28%. The Fund’s total return for the one-year period was below the Fund Universe and Peer Group median returns and the Index return by 0.53%, 1.21%, and 8.40%, respectively. The Fund’s total return in each of 2015 and 2016 was higher than the return of the Index. The Board noted Aristotle Capital’s belief that the Fund’s underperformance for the one-year period was due primarily to security selection, currency hedging exposures, and cash holdings. The Board also noted Aristotle Capital’s explanation that the Fund will, at times, differ significantly from the Peer Group because it has the ability to invest up to 20% of the portfolio in fixed income securities, and it has the ability to partially or fully hedge its current exposures.

•	The International Fund’s total return for the one-year period was below the Peer Group median return, the MSCI EAFE Index return, and the Foreign Large Blend Fund Universe median return by 5.30%, 5.97%, and 6.16%, respectively. For the three-year period, the Fund’s annualized total return was below the Peer Group median return by 0.51%, the MSCI EAFE Index return by 1.13%, and the Fund Universe median return by 1.57%. The Trustees noted Aristotle Capital’s focus on the Fund’s long-term performance, that the Fund had been operating for a relatively short period, and that performance over longer periods would be more meaningful.

•	The Value Fund’s total return for the one-year period was above the Peer Group and Large Value Fund Universe median returns and the Russell 1000 Value Index return.

The Board considered the overall quality of services provided by Aristotle Capital to the Global Opportunities Fund, the International Fund and the Value Fund. In doing so, the Board considered Aristotle Capital’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of Aristotle Capital, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Capital to each Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The Global Opportunities Fund’s annual investment advisory fee (gross of fee waivers) was above both the Peer Group and World Allocation Fund Universe medians by 0.15%. The Board considered Aristotle Capital’s observation that because Aristotle Capital has been waiving advisory fees, the Fund’s effective advisory fee over the previous year was below the Peer Group and Fund Universe medians. The Board also considered that Aristotle Capital’s published fee schedule to manage an institutional separate account using the Fund’s strategy is the same as the advisory fee for the Fund. The Trustees noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by Aristotle Capital.

Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Strategic Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group median and above the Fund Universe median by 0.13%. The Board noted, however, that the average net assets of the Fund were significantly smaller than the average net assets of funds in the Fund Universe.

•	The International Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median and above the Foreign Large Blend Fund Universe median by 0.05%. The Trustees considered that the Fund’s advisory fee is higher than the fee Aristotle Capital charges to manage pension funds and institutional separate accounts using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Capital manages. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by Aristotle Capital.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group median, and slightly above the Fund Universe median by 0.03%. The Trustees noted, however, that the average net assets of the Fund were significantly smaller than the average net assets of funds in the Fund Universe.

•	The Value Fund’s annual investment advisory fee (gross of fee waivers) was lower than both the Peer Group and Large Value Fund Universe medians. The Trustees noted that the Fund’s advisory fee is lower than the fee Aristotle Capital charges to manage pension funds and institutional separate accounts using the same strategy as the Fund up to the $25 million level, and greater than Aristotle Capital’s fee for clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Capital manages. The Trustees also noted that the Fund’s advisory fee was lower than the advisory fees paid by other series of the Trust managed by Aristotle Capital.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median and slightly higher than the Fund Universe median by 0.01%. The Trustees noted, however, that the average net assets of funds in the Fund Universe were significantly larger than the average net assets of the Fund.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Capital under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Capital provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Capital relating to its costs and profits with respect to each Fund for the year ended September 30, 2017, noting that Aristotle Capital had waived its entire advisory fee and subsidized certain of the operating expenses for the International Fund and Value Fund, had waived a significant portion of its advisory fee with respect to the Global Opportunities Fund, and had not realized a profit with respect to any of the Funds.

Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Strategic Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the benefits received by Aristotle Capital as a result of its relationship with the Funds other than its receipt of investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Capital’s compliance program, and the intangible benefits of Aristotle Capital’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Capital was in the best interests of each Fund and its respective shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

Aristotle Small Cap Equity Fund

Aristotle Capital Boston, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Small Cap Fund, the meeting materials indicated that the total return for the one-year period was above the Peer Group and Small Blend Fund Universe median returns and the Russell 2000 Index return.

The Board considered the overall quality of services provided by Aristotle Boston to the Small Cap Fund. In doing so, the Board considered Aristotle Boston’s specific responsibilities in day-to-day management and oversight of the Small Cap Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Boston, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Boston to the Small Cap Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee and expenses paid by the Small Cap Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Fund’s advisory fee is lower than the fee Aristotle Boston charges to manage pension funds and institutional separate accounts using the same strategy as the Fund up to the $100 million level, and potentially greater than Aristotle Boston’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Boston manages. The meeting materials indicated that the annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Boston under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Boston provides to the Small Cap Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Boston relating to its costs and profits with respect to the Small Cap Fund for the year ended September 30, 2017. The Board noted that Aristotle Boston had waived its entire advisory fee and subsidized certain of the operating expenses for the Fund, and that Aristotle Boston had not realized a profit with respect to the Fund. The Board also considered the benefits received by Aristotle Boston as a result of its relationship with the Small Cap Fund, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Boston’s compliance program, and the intangible benefits of Aristotle Boston’s association with the Small Cap Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board noted that although there were no advisory fee breakpoints, the asset level of the Small Cap Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Strategic Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Boston was in the best interests of the Small Cap Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Aristotle Strategic Credit Fund

Aristotle Credit Partners, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Credit Fund, the meeting materials indicated that the total return of the Fund for the one-year period was the same as the Peer Group median return, but below the 1/3 Bloomberg Barclays Intermediate Corporate Index, 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, and 1/3 Credit Suisse Leveraged Loan Index return, the Multisector Bond Fund Universe median return, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index return by 0.37%, 0.40%, and 3.11%, respectively. The Trustees noted Aristotle Credit’s assertion that due to the asset mix of the funds in the Peer Group, it is possible that the Fund will experience periods of outperformance and underperformance relative to the Peer Group. The Trustees also noted that the Fund had been operating for a relatively short period, and that performance over longer periods would be more meaningful.

The Board considered the overall quality of services provided by Aristotle Credit to the Credit Fund. In doing so, the Board considered Aristotle Credit’s specific responsibilities in day-to-day management and oversight of the Credit Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Credit, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Credit to the Credit Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee and total expenses paid by the Credit Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was below the Peer Group and Fund Universe medians. The Trustees noted that Aristotle Credit does not manage any other registered investment companies, pension funds, or other institutional separate accounts with similar objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of Aristotle Credit. The meeting materials indicated that the annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group and Fund Universe medians.

Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Strategic Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Credit under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Credit provides to the Credit Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Credit relating to its costs and profits with respect to the Credit Fund for the year ended September 30, 2017. The Board noted that Aristotle Credit had waived its entire advisory fee and subsidized certain of the operating expenses for the Fund, and that Aristotle Credit had not realized a profit with respect to the Fund. The Board also considered the benefits received by Aristotle Credit as a result of its relationship with the Credit Fund, including research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Credit’s compliance program, and the intangible benefits of Aristotle Credit’s association with the Credit Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board noted that although there were no advisory fee breakpoints, the asset level of the Credit Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Credit was in the best interests of the Credit Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Aristotle Funds

EXPENSE EXAMPLES

For the Six Months Ended December 31, 2017 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Saul Global Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/17	12/31/17	7/1/17-12/31/17
Actual Performance	$ 1,000.00	$ 1,076.70	$ 5.13
Hypothetical (5% annual return before expenses)	1,000.00	1,020.27	4.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Aristotle Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2017 (Unaudited)

International Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/17	12/31/17	7/1/17-12/31/17
Actual Performance	$ 1,000.00	$ 1,086.00	$ 4.90
Hypothetical (5% annual return before expenses)	1,000.00	1,020.51	4.74

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Strategic Credit Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/17	12/31/17	7/1/17-12/31/17
Actual Performance	$ 1,000.00	$ 1,014.80	$ 3.15
Hypothetical (5% annual return before expenses)	1,000.00	1,022.08	3.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Value Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/17	12/31/17	7/1/17-12/31/17
Actual Performance	$ 1,000.00	$ 1,103.00	$ 4.14
Hypothetical (5% annual return before expenses)	1,000.00	1,021.27	3.98

*	Expenses are equal to the Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Aristotle Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2017 (Unaudited)

Small Cap Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/17	12/31/17	7/1/17-12/31/17
Actual Performance	$ 1,000.00	$ 1,077.50	$ 5.00
Hypothetical (5% annual return before expenses)	1,000.00	1,020.39	4.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Core Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/17	12/31/17	7/1/17-12/31/17
Actual Performance	$ 1,000.00	$ 1,110.90	$ 3.46
Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Aristotle Funds

Each a series of Investment Managers Series Trust

Investment Advisors

Aristotle Capital Management, LLC

11100 Santa Monica Boulevard, Suite 1700

Los Angeles, California 90025

Aristotle Credit Partners, LLC

840 Newport Center Drive, Suite 600

Newport Beach, California 92660

Aristotle Capital Boston, LLC

125 Summer Street, Suite 1220

Boston, Massachusetts 02110

Aristotle Atlantic Partners, LLC

489 5th Avenue, 10th Floor

New York, New York 10017

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Aristotle/Saul Global Opportunities Fund – Class I	ARSOX	461 418 287
Aristotle International Equity Fund – Class I	ARSFX	461 41P 297
Aristotle Strategic Credit Fund – Class I	ARSSX	461 41Q 824
Aristotle Value Equity Fund – Class I	ARSQX	461 41Q 634
Aristotle Small Cap Equity Fund – Class I	ARSBX	461 41Q 626
Aristotle Core Equity Fund – Class I	ARSLX	461 41Q 360

Privacy Principles of the Aristotle Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Aristotle Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 661-6691, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 661-6691, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 661-6691. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 661-6691.

Aristotle Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 661-6691

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-661-6691.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$101,100	$82,000
Audit-Related Fees	N/A	N/A
Tax Fees	$16,800	$14,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	03/12/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	03/12/18

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	03/12/18